UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XENON PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

XENON PHARMACEUTICALS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders of Xenon Pharmaceuticals Inc. (“Xenon” or the “Corporation”) will be held virtually via live webcast on Thursday, June 1, 2023 at 11:30 a.m. (PDT) at https://web.lumiagm.com/254509977 for the following purposes:

1.
to receive the financial statements of the Corporation for the financial year ended December 31, 2022 and the report of the Corporation’s auditor thereon;
2.
to elect as directors of the Corporation the eight nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected;
3.
to approve, on an advisory basis, the compensation of the Corporation’s named executive officers;
4.
to appoint KPMG LLP as the Corporation’s auditor to hold office until the next annual meeting of the Corporation;
5.
to authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and
6.
to conduct such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Proxy Statement and Management Information Circular provides additional information as to the matters to be dealt with at the Meeting and is deemed to form a part of this Notice. The holders of the common shares of Xenon (the "Common Shares") of record at the close of business on April 4, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.

Xenon will hold the Meeting in a virtual only format, which will be conducted online via live webcast. Registered shareholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/254509977. If you hold your Common Shares in a brokerage account, you are not a registered shareholder. Non-registered shareholders who have not duly appointed themselves as proxyholders will be able to attend the Meeting as guests, but guests will not be able to participate or vote at the Meeting.

A shareholder who wishes to appoint a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the applicable form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including, if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your applicable form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate in the Meeting (a “Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide American Stock Transfer & Trust Company, LLC their proxyholder’s contact information by email to proxy@amstock.com, so that American Stock Transfer & Trust Company, LLC may provide the proxyholder with a Control Number via email.

Proxies for Common Shares to be used at the Meeting must be received by American Stock Transfer & Trust Company, LLC, not later than 11:59 p.m. (EDT) on Tuesday, May 30, 2023 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). Proxies may be submitted by one of the following alternative methods:

By Internet: http://www.voteproxy.com and follow the on-screen instructions or scan the QR code provided on the form of proxy;

By Telephone: 1-800-PROXIES (1-800-776-9437) (toll-free in the United States and Canada) or 1-718-921-8500 and enter the 11 digit Control Number printed on the form of proxy;

By Email: Complete, date and sign your proxy and email a scanned copy to proxy@amstock.com;

By Fax: Complete, date and sign your proxy and fax a copy to 718-765-8730; or

By Mail: Complete, date and sign your proxy and mail a copy to American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, NY 11219, United States.

DATED at Burnaby, British Columbia this 27th day of April, 2023.

By order of the board of directors

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

XENON PHARMACEUTICALS INC.

PROXY STATEMENT AND

MANAGEMENT INFORMATION CIRCULAR

Annual Meeting of Shareholders

to be held on Thursday, June 1, 2023

GENERAL PROXY INFORMATION

Information in this Proxy Statement and Management Information Circular (this “Circular”) is provided as of April 4, 2023 (the “Record Date”), unless otherwise indicated. In this Circular, “we,” “us,” “our,” “Xenon” and the “Corporation” refers to Xenon Pharmaceuticals Inc. and its wholly-owned subsidiary, Xenon Pharmaceuticals USA Inc. All references in this Circular to “$” or “USD$” are to U.S. dollars and all references to “CAD$” are to Canadian dollars, unless otherwise indicated. “Xenon” and the Xenon logo are trademarks of Xenon Pharmaceuticals Inc. They are registered in the United States and used or registered in various other jurisdictions. The Corporation’s principal office is located at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada.

Solicitation of Proxies

This Circular is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of the Corporation for use at the annual meeting (the “Meeting”) of shareholders of the Corporation to be held virtually via live webcast on Thursday, June 1, 2023 at 11:30 a.m. (PDT). The cost of solicitation will be borne by the Corporation. This Circular, the accompanying notice and the enclosed forms of proxy are expected to first be mailed to shareholders on or about Thursday, April 27, 2023.

Management expects that proxies will be solicited primarily by mail. Employees and directors of Xenon may also solicit proxies personally or by telephone. If you hold common shares of the Corporation (the “Common Shares”) in the name of a bank, broker or other nominee, please see the section of this Circular captioned “Beneficial Shareholders” below.

Virtual-only Meeting

Xenon intends to hold the Meeting virtually via live webcast on Thursday, June 1, 2023 at 11:30 a.m. (PDT) at https://web.lumiagm.com/254509977.

Xenon will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Our Meeting this year will be purely functional in format to comply with the relevant legal requirements and there will be no corporate presentation. Registered shareholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/254509977. If you hold your Common Shares in a brokerage account, you are not a registered shareholder. Non-registered shareholders who have not duly appointed themselves as proxyholder will not be able to participate or vote at the Meeting.

A shareholder who wishes to appoint a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form, as applicable, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the applicable form(s) of proxy or voting instruction form, as applicable, and following the instructions for submitting such form of proxy or voting instruction form, as applicable. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your applicable form(s) of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the applicable form(s) of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Common Shares, including, if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your applicable form(s) of proxy or voting instruction form, as applicable, identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a control number to participate in the Meeting (“Control Number”). Without a Control Number, proxyholders will not be able to participate or vote at the Meeting. To register a proxyholder, shareholders MUST provide American Stock Transfer & Trust Company, LLC their proxyholder’s contact information by email to proxy@amstock.com, so that American Stock Transfer & Trust Company, LLC may provide the proxyholder with a Control Number via email.

Appointment of Proxyholders

The persons named in the accompanying forms of proxy are officers of the Corporation.

A shareholder has the right to appoint a person or company who will login to the Meeting and act for the shareholder and on that shareholder’s behalf at the Meeting other than the persons designated in the enclosed forms of proxy. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed forms of proxy and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of the Corporation.

Only a registered shareholder at the close of business on April 4, 2023 will be entitled to vote, or grant proxies to vote, his, her or its Common Shares at the Meeting.

If your Common Shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your Common Shares in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their Common Shares at the Meeting.

Shareholders who wish to appoint a third-party proxyholder to virtually attend, participate or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy (or proxies) or voting instruction form, as applicable, appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Control Number.

Step 1: Submit your proxy or voting instruction form: To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a beneficial shareholder located in the United States, you must also provide American Stock Transfer & Trust Company, LLC with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

Step 2: Register your proxyholder: To register a proxyholder, shareholders MUST provide American Stock Transfer & Trust Company, LLC their proxyholder’s contact information by email to proxy@amstock.com by May 24, 2023, so that American Stock Transfer & Trust Company LLC may provide the proxyholder with a Control Number via email. Without a Control Number, proxyholders will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If you are a beneficial shareholder and wish to virtually attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your broker or other intermediary, follow all of the applicable instructions provided by your broker or other intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your broker or other intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your broker or other intermediary. Please also see further instructions below under the heading “Attending and Participating at the Meeting.” Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

If you are a beneficial shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “Attending and Participating at the Meeting,” you must obtain a valid legal proxy from your broker or other intermediary. Follow the instructions from your broker or other intermediary included with the legal proxy form and the voting instruction form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to American Stock Transfer & Trust Company, LLC at proxy@amstock.com.

To vote your Common Shares, your proxyholder must virtually attend the Meeting. Regardless of who you appoint as your proxyholder, you can either instruct that appointee how you want to vote or you can let your appointee decide for you. You can do this by completing the applicable form(s) of proxy. In order to be valid, you must return the completed form of proxy to our transfer agent, American Stock Transfer & Trust Company, LLC, not later than 11:59 p.m. (EDT) on Tuesday, May 30, 2023 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

Attending and Participating at the Meeting

The Corporation is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting, shareholders must have a valid Control Number.

If the persons designated in the enclosed forms of proxy are appointed as proxy holders and no choice is specified by the shareholder, the Common Shares represented by such proxy will be voted FOR the matters described herein. The forms of proxy confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Meeting and to other matters which may properly come before the Meeting or any adjournment or postponement thereof. If any matters which are not now known should properly come before the Meeting, persons named in the forms of proxy will vote on such matters in accordance with their best judgment. At the time of printing this Circular, management of the Corporation is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice of Meeting.

Voting by proxy will not prevent you from voting online at the Meeting if you attend the virtual Meeting but will ensure that your vote will be counted if you are unable to attend.

Validity of Proxy

Proxies for Common Shares to be used at the Meeting must be received by American Stock Transfer & Trust Company, LLC, in accordance with the instructions contained in the accompanying form of proxy for Common Shares, not later than 11:59 p.m. (EDT) on Tuesday, May 30, 2023 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the enclosed form of proxy for Common Shares.

Revocation of Proxies

A registered shareholder executing the accompanying form of proxy has the power to revoke it at any time before it is exercised. The revocation of a proxy by a registered shareholder may be effected by the registered shareholder either (a) attending the Meeting and voting online, or (b) giving written notice of the revocation executed by the registered shareholder in the same manner as provided for the deposit of the instrument of proxy. To be effective for Common Shares, the written notice of revocation must be deposited with American Stock Transfer & Trust Company, LLC, in the manner for the deposit of proxies for Common Shares set forth herein and in the accompanying form of proxy for Common Shares or at the registered office of the Corporation at any time not later than 11:59 p.m. (EDT) on Tuesday, May 30, 2023 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

A proxy may also be revoked by the giving of a subsequent proxy with a later date. To be effective, the subsequent proxy must be deposited (in original form or in accordance with the instructions in the applicable form of proxy) at any time up to 11:59 p.m. (EDT) on Tuesday, May 30, 2023.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Common Shares in their own name. If Common Shares are listed in an account statement provided to a shareholder by an intermediary, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Corporation and such shareholder will be considered a beneficial shareholder. Such Common Shares will more likely be registered under the names of the shareholder’s intermediary or an agent of that intermediary. In the United States, the vast majority of shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Beneficial shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Corporation as the registered holders of Common Shares). Beneficial shareholders who wish to vote their Common Shares at the Meeting should follow the instructions set out in this section.

Beneficial shareholders will receive instructions from their intermediary as to how to vote their Common Shares. Every intermediary has its own mailing procedures and provides its own return instructions to clients. Beneficial shareholders who wish to vote at the Meeting should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Meeting. Generally, intermediaries will provide beneficial shareholders with either: (a) a voting instruction form for completion and execution by the beneficial shareholder, or (b) a proxy form, executed by the intermediary and restricted to the number of Common Shares owned by the beneficial shareholder, but otherwise uncompleted. These procedures permit beneficial shareholders to direct the voting of the Common Shares that they beneficially own.

If a beneficial shareholder wishes to attend and vote online at the Meeting, he, she or it must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response. You will also have to register yourself as your proxyholder as described above in “Appointment of Proxyholders.”

If a beneficial shareholder does not provide voting instructions to its intermediary, the beneficial shareholder’s Common Shares will not be voted at the Meeting on any matter on which the intermediary does not have discretionary authority to vote. Under current rules, certain intermediaries may not have discretionary authority to vote Common Shares at the Meeting on any matters other than the appointment of KPMG LLP as the Corporation’s auditor and the authorization of the Audit Committee to fix the remuneration to be paid to the Corporation’s auditor. We encourage all beneficial shareholders to provide instructions to the securities broker, financial institution, trustee, custodian or other nominee who holds Common Shares on their behalf by carefully following the instructions provided.

Voting and Broker Non-Votes

The Corporation is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting (including for asking questions at the Meeting), shareholders must have a valid Control Number. Shareholders who have not obtained a Control Number may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to participate or vote at the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/254509977. Such persons may then enter the Meeting by clicking “I have a login” and entering a Control Number and password before the start of the Meeting:

Registered Shareholders: The control number located on the form of proxy or in the email notification you received is the Control Number. The password to the Meeting is “xenon2023” (case sensitive). If as a registered shareholder you are using your Control Number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot at the appropriate time on the matters put forth at the Meeting. If you have already voted by proxy and you vote again during the online ballot during the Meeting, your online vote during the Meeting will revoke your previously submitted proxy (or proxies). If you have already voted by proxy (or proxies) and do not wish to revoke your previously submitted proxy (or proxies), do not vote again during the online ballot.

Duly appointed proxyholders: American Stock Transfer Trust, LLC will provide the proxyholder with a Control Number by e-mail after the voting deadline has passed. The password to the Meeting is “xenon2023” (case sensitive).

Only registered shareholders and duly appointed proxyholders with a Control Number will be entitled to participate and vote at the Meeting. Beneficial shareholders who have not made arrangements for the due appointment of themselves as proxyholder will be able to listen to the Meeting, but they will not be able to participate or vote at the Meeting.

If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf, such duly authorized officer must have the Control Number provided in order to login to the Meeting.

If you attend the online Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal, against votes represent a shareholder’s affirmative choice to vote against a particular director nominee and withheld votes represent a shareholder’s affirmative choice to decline to vote for the appointment of KPMG LLP as the Corporation’s auditor. Properly executed proxy cards will be voted by the designated proxy holder in accordance with the instructions of the proxy card and proxy cards that are marked “abstain” or “withhold” on any proposal, as applicable, will be treated as abstentions for that proposal.

Broker non-votes occur when a broker or intermediary holding Common Shares for a beneficial owner does not vote on a particular matter because such intermediary does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Intermediaries typically do not have discretionary authority to vote on non-routine matters. Under the securities laws of the U.S., and the applicable rules of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed intermediaries who have record ownership of listed company stock (including stock such as our Common Shares that are listed on The Nasdaq Global Market (the “Nasdaq”)), intermediaries have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. The matters on which brokers will have discretionary authority to vote in the absence of instructions from the beneficial owners are described in the table included in the section titled “Voting Shares and Principal Holders of Voting Shares.”

Quorum

The quorum for the Meeting shall be the presence, in person or by proxy, of the holders of not less than 33⅓% of the issued and outstanding shares of the Corporation entitled to be voted at the Meeting. Only a shareholder of record at the close of business on the Record Date will be entitled to vote, or grant proxies to vote, his, her or its Common Shares at the Meeting (subject, in the case of voting by proxy, to the timely deposit of his, her or its executed form of proxy as described herein). Abstentions and broker non-votes are included in the calculation of the number of votes considered to be present at the Meeting for purposes of determining a quorum. Registered shareholders or proxyholders representing shareholders participating in the Meeting virtually will be considered to be present in person at the Meeting for the purposes of determining quorum. In the absence of a quorum, the Chairman of the Meeting may adjourn the Meeting. If the Meeting is adjourned for less than 30 days, the Corporation is not required to provide notice of such adjourned meeting other than by announcement at the original Meeting that it is adjourned.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series. Our Common Shares are listed for trading on the Nasdaq. As of the Record Date, the Corporation had 63,121,843 Common Shares issued and outstanding, and no preferred shares issued and outstanding. As of the Record Date, the Corporation also had non-voting pre-funded warrants which grant the holders the right to purchase up to 2,678,861 Common Shares at an exercise price of $0.0001 per Common Share (“Pre-Funded Warrants”) and a warrant to purchase up to 40,000 common shares at a price of $9.79 per Common Share. No portion of any Pre-Funded Warrant may be exercised that, upon giving effect to such exercise, would cause the holder to beneficially own in excess of (i) 4.99% of our outstanding Common Shares or (ii) 4.99% of the combined voting power of all of our securities outstanding, subject to the terms of the Pre-Funded Warrants and the holder’s ability to elect a higher or lower percentage not in excess of 19.99% upon at least 61 days’ notice to the Corporation.

At the Meeting, each holder of Common Shares as of the Record Date is entitled to one vote per Common Share held in connection with each matter to be acted upon at the Meeting.

CBCA Amendments to Voting

On August 31, 2022, new provisions of the Canada Business Corporations Act (the “CBCA”) came into effect introducing a statutory majority voting requirement for uncontested director elections, where the number of nominees for director is not greater than the number of directors to be elected. Under the CBCA amendments, shareholders are allowed to vote “for” or “against” (as opposed to “for” and “withhold”) each director nominee. If a nominated director does not receive a majority of the votes cast for his or her election, such nominated director will not be elected, provided that in the case of an incumbent director who is not elected, such director may continue in office until the earliest of: (i) the 90th day after the election; and (ii) the day on which his or her successor is appointed or elected.

In addition, the Board is prohibited from appointing or re-appointing, as the case may be, any director nominee that failed to be elected except in limited circumstances to ensure that the Board is composed of the number of Canadian residents or the number of directors who are not officers or employees of the Company as is required by the CBCA. Any director nominee that fails to be elected may be nominated again at the next meeting of shareholders at which there is an election of directors.

The table below describes the proposals to be voted on at the Meeting, the votes required for approval, whether brokers have discretionary voting authority, the impact of abstentions and broker non-votes and how a shareholder may vote on a particular proposal.

Proposal	Vote Required	Do Brokers Have Discretionary Voting Authority?	Are Broker Non-Votes Expected?	Impact of Abstentions / Withhold Votes	Impact of Broker Non-Votes	You May Vote
Election of directors	Majority of Votes Cast Must Vote "FOR"	No	Yes	N/A	No Effect	"FOR" or "AGAINST"
Approval on an advisory basis, of the named executive officers' compensation	Majority of Votes Cast Must Vote "FOR"	No	Yes	No Effect	No Effect	"FOR" "AGAINST" or "ABSTAIN"
Appointment of KPMG LLP as the Corporation’s auditor	Must Receive Votes "FOR"	Yes	No	No Effect	No Effect	"FOR" or "WITHHOLD"
Authorize the Audit Committee to fix the remuneration paid to the auditor	Majority of Votes Cast Must Vote "FOR"	Yes	No	No Effect	No Effect	"FOR" "AGAINST" or "ABSTAIN"

EXPENSES

Xenon will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of Xenon, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. Xenon will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. Xenon will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1 – RECEIPT OF FINANCIAL STATEMENTS

The audited annual financial statements of the Corporation for the year ended December 31, 2022 and the report of the auditor will be placed before shareholders at the Meeting.

ITEM 2 – ELECTION OF DIRECTORS

The directors of the Corporation are elected each year at the annual meeting of the Corporation and hold office until their successors are elected or appointed. The Board has nominated each of the eight (8) persons listed below for election as a director of the Corporation and, in the absence of contrary instructions contained therein, the persons named as proxyholders in the enclosed forms of proxy intend to vote for the election of these nominees. The current term of office for each of our current directors will end at the conclusion of the Meeting.

Each nominee elected to the Board at the Meeting will hold office until the next annual meeting of the Corporation, subject to earlier death, resignation, retirement, disqualification or removal.

The following table sets out the names of the nominees for election as directors of the Corporation, all major offices and positions with the Corporation each now holds, each nominee’s principal occupation, business or employment for the five preceding years, the period of time during which each has been a director of the Corporation and the number of voting securities of the Corporation beneficially owned by each nominee, directly or indirectly, or over which each exercised control or direction, in accordance with National Instrument 51-102 – Continuous Disclosure Obligations, as of the Record Date.

Name and Municipality of Residence(1)	Current Position with the Corporation(1)	Age(1)	Principal Occupation or Employment in past 5 years(1)	Previous Service as a Director	Number of Voting Securities Beneficially Owned, Controlled or Directed(1)(2)
Simon N. Pimstone Vancouver, BC Canada	Chair of the Board and Director	55

Dr. Pimstone has served as a Board member since November 1996 and has served as Chair of our Board since June 2022, after previously serving as Executive Chair of our Board from June 2021 to June 2022. Previously, Dr. Pimstone served as our Chief Executive Officer from January 2003 to June 2021 and as our President from January 2003 to March 2018. Since 2012, Dr. Pimstone has been a Consultant Physician at the University of British Columbia Hospital, Cardiology Clinic, and since 2014, he has held the position of Clinical Associate Professor at the University of British Columbia, Division of General Internal Medicine. Currently, Dr. Pimstone is an Investigator at the Centre for Heart Lung Innovation (HLI) research center. Dr. Pimstone currently serves as Chair of the board of Eupraxia Pharmaceuticals Inc., a publicly traded specialty biotechnology company, Alpha-9 Theranostics Inc., a private radiopharmaceutical company, where he has served as a director since May 2020 as well as XYON Health Inc., a private digital health company, where he has served as a director since 2019 and CEO since 2021. Dr. Pimstone holds an MBChB from the University of Cape Town, a FRCPC from the University of British Columbia, and a Ph.D. from the University of Amsterdam in cardiovascular genetics. Previously, Dr. Pimstone was director and Chair of the board of directors of Life Sciences British Columbia, a non-profit industry association that supports the life science community, and a former director of the Providence Healthcare Research Trust, BC Advantage Life Sciences Fund, Centre for Molecular Medicine and Therapeutics, BIOTECanada, and BC Health Research Strategy Advisory Board of the Michael Smith Foundation for Health Research. Our Board believes that Dr. Pimstone is qualified to serve as a director because of his executive leadership experience, many years of service on our Board and as our Chief Executive Officer and his knowledge and perspective of the Corporation.

				Director since November 1996	55,006 Common Shares

Dawn Svoronos(3)(5) Hudson, QC Canada	Lead Independent Director	69

Ms. Svoronos has served as our Lead Independent Director since June 2021 and as a member of our Board since September 2016. Ms. Svoronos sits on the board of directors of two publicly traded biopharmaceutical companies: Adverum Biotechnologies, and Theratechnologies Inc., where she is currently the Chair of the board of directors. Ms. Svoronos retired in 2011 from Merck & Co., Inc. following a 23-year career in commercial positions of increasing seniority, most recently as President of Europe and Canada. Her previously held positions with Merck include Vice President of Asia Pacific and Vice President of Global Marketing for the Arthritis, Analgesics and Osteoporosis franchise. Ms. Svoronos previously sat on the boards of PTC Therapeutics, Inc., Global Blood Therapeutics, Inc., Endocyte, Inc., and Medivation Inc. Ms. Svoronos received a B.A. in English and French Literature from Carleton University. Our Board believes that Ms. Svoronos is qualified to serve as a director because of her experience in commercialization of pharmaceutical products and her senior management experience in the pharmaceutical industry.

			Director since September 2016	50,000 Common Shares

Mohammad Azab(4) San Francisco, CA USA	Director	67

Dr. Azab has served as a member of our Board since October 2003. Since June 2021, Dr. Azab has served on the board of directors for Sernova Corp., a publicly traded, clinical-stage regenerative medicine therapeutics company. Since January 2021, Dr. Azab has served on the board of directors of Durect Corporation, a publicly traded biopharmaceutical company committed to transforming the treatment of acute organ injury and chronic liver diseases. Since September 2022, Dr. Azab has served on the board of directors of Lisata Therapeutics, Inc., a publicly traded clinical-stage pharmaceutical company focused on creating therapies for treatment of solid tumors and other major diseases. In July 2009, Dr. Azab joined Astex Pharmaceuticals, Inc., a pharmaceutical company focused on the discovery and development of drugs in oncology and other areas, as its Chief Medical Officer. Dr. Azab served as President and Chief Medical Officer of Astex from January 2014 to November 2020 and served as the Chair of its board of directors from November 2020 until May 2022. Previously, Dr. Azab served as President and Chief Executive Officer of Intradigm Corporation, a developer of siRNA cancer therapeutics. Prior to this, Dr. Azab served as Executive Vice President of Research and Development, and Chief Medical Officer of QLT Inc., and in several leadership positions at Astra Zeneca in the United Kingdom and Sanofi Pharmaceuticals in France. Dr. Azab holds an M.B.A. from the Richard Ivey School of Business, University of Western Ontario, and an MB ChB from Cairo University. He received postgraduate training and degrees in oncology research from the University of Paris-Sud and biostatistics from the University of Pierre et Marie Curie in Paris, France. Our Board believes Dr. Azab is qualified to serve as a director because of his scientific background and his senior management experience in the pharmaceutical industry.

			Director since October 2003	69,905 Common Shares

Steven Gannon(3) Montreal, QC Canada	Director	61

Mr. Gannon has served as a member of our Board since May 2015. Mr. Gannon has served as Chair of the board of Ritedose Corporation since March 2022; Chairman of the board of Altasciences, a private CRO/CDMO company, since April 2021; on the board of directors of Fusion Pharmaceuticals, a publicly-traded biopharmaceutical company, since January 2020; on the board of directors of enGene Inc., a private biotechnology company, since February 2017; and on the board of directors of Laborie Technologies, a private medical technology company, since September 2016. Mr. Gannon also served on the board of directors of Aerogen Limited, a medical technology company, from November 2018 to July 2020. From June 2014 to March 2018, Mr. Gannon served on the board of directors of Advanced Accelerator Applications SA, a healthcare company acquired by Novartis in January 2018. Mr. Gannon was Chief Financial Officer, Senior Vice President of Finance and Treasurer at Aptalis Pharma Inc. until February 2014, after which it was sold to Forest Laboratories. Prior to joining Aptalis in 2006, Mr. Gannon served as the Chief Financial Officer for Cryocath Technologies Inc. from 1999 to 2006, as the Director of Finance and Administration of the Research Division of AstraZeneca Canada Inc. from 1996 to 1999, and as the Chief Financial Officer of Mallinckrodt Medical Inc.’s Canadian operations from 1989 to 1995. He received a Bachelor of Commerce in accounting and business systems from Concordia University in Montreal, Canada in 1983, and completed the Executive Program at the Richard Ivey School of Business at the University of Western Ontario in Ontario, Canada in 1995. He has been a CPA, CA since 1985. Our Board believes that Mr. Gannon is qualified to serve as a director because of his financial expertise and his senior management experience in the pharmaceutical industry.

			Director since May 2015	15,000 Common Shares

Elizabeth Garofalo(5) Ann Arbor, MI USA	Director	65

Dr. Garofalo has served as a member of our Board since June 2021. Since 2016, Dr. Garofalo has served as the principal for EAG Pharma Consulting LLC. Previously, she served in numerous leadership roles including as Senior Vice President and Global Head of Clinical Development for Novartis and as a member of its Global Development Leadership Team; Chair of the Novartis Portfolio Stewardship Board; Co-Head of the Novartis Neuroscience Franchise; Head of the Neuroscience Therapy Area at Astellas; Ann Arbor Site Head of Worldwide Regulatory Affairs at Pfizer; and Ann Arbor Site Head of Neuroscience at Pfizer. Since September 2020, Dr. Garofalo has served on the board of directors of Acadia Pharmaceuticals Inc. and, since September 2021, as a director of Alector, Inc. where she is a member of the audit committee and a member of the compensation committee. Dr. Garofalo served on the board of directors of Exicure Inc., a biotechnology company, from March 2021 until its sale in February 2023, and served as Chair of its board of directors and a member of its audit and compensation committees from February 2022 to February 2023. She is a director of the non-profit Institute for Advanced Clinical Trials for Children (I-ACT) where she is Chair of the board of directors and chair of the Pediatric Oversight Committee. For several years, she was the Chair of the Business Advisory Board for the Epilepsy Foundation of America. She has an M.D. from the Indiana University School of Medicine and completed fellowships in pediatric neurology and epilepsy at the University of Michigan Medical School. Our Board believes that Dr. Garofalo is qualified to serve as a director because of her experience in the pharmaceutical industry—with a particular focus on pediatric neurology and epilepsy—and expertise related to drug development, therapeutic product lifecycle management, and risk mitigation oversight.

			Director since June 2021	Nil

Patrick Machado(3)(4) Sydney, NSW Australia	Director	59

Mr. Machado has served as a member of our Board since November 2020. Mr. Machado co-founded and served as Chief Financial Officer and Chief Business Officer at Medivation, Inc. until his retirement in 2014 and served as a member of Medivation’s board of directors from 2014 until its acquisition for approximately $14 billion by Pfizer in 2016. During his tenure at Medivation, Mr. Machado helped lead the company through substantial growth and challenges, providing strong leadership during the clinical development and successful commercial launch of XTANDI®. Mr. Machado serves as Chair of the board of directors of Adverum Biotechnologies, Inc., and as a member of the boards of directors of Arcus Biosciences, Inc. and Chimerix, Inc. Additionally, Mr. Machado is a member of the board of directors of Acelyrin, Inc. and Turnstone Biologics, both private companies. Earlier in his career, from 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company as Senior Vice President, Chief Financial Officer and earlier as General Counsel. He served as a consultant to Cytyc Corporation to assist with transitional matters from 2001 to 2002. Mr. Machado worked for Morrison & Foerster LLP, a leading international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado received his J.D. degree from Harvard Law School and holds both a Bachelor of Science degree in Economics and a Bachelor of Arts degree in German from Santa Clara University in California. Our Board believes Mr. Machado is qualified to serve as a director because of his experience as a senior management executive and his service on public and private company boards in the pharmaceutical industry.

			Director since November 2020	Nil

Ian Mortimer North Vancouver, BC Canada	President and Chief Executive Officer and Director	47

Mr. Mortimer has served as our President and Chief Executive Officer since June 2021, previously serving as President and Chief Financial Officer since March 2018. Mr. Mortimer previously served as our Corporate Secretary from June 2015 to March 2021, as our Chief Financial Officer and Chief Operating Officer from March to June 2015 and as our Chief Financial Officer from October 2013 to March 2015. Prior to joining us, Mr. Mortimer served as Executive Vice President and Chief Financial Officer at Tekmira Pharmaceuticals Corporation (now Arbutus Biopharma Corporation), a Nasdaq-listed biotechnology company, from 2007 until October 2013. From 2004 to 2007, Mr. Mortimer was Chief Financial Officer at Inex Pharmaceuticals and held various other positions at Inex Pharmaceuticals from 1997 to 2004. Since July 2020, Mr. Mortimer has served on the board of directors of Perimeter Medical Imaging AI, Inc., a publicly-traded medical device company focused on advanced medical imaging tools. Mr. Mortimer previously served on the board of directors of Appili Therapeutics, Inc., a publicly-traded biopharmaceutical company focused on developing treatments for infectious diseases, from November 2017 to November 2022. Mr. Mortimer has an M.B.A. from Queen’s University, a B.Sc. in Microbiology from the University of British Columbia and is a Chartered Professional Accountant, Certified Management Accountant. Our Board believes that Mr. Mortimer is qualified to serve as a director because of his executive leadership experience in the pharmaceutical industry, his many years of service as an executive of the Corporation and his knowledge and perspective of the Corporation.

			Director since June 2021	20,300(6) Common Shares

Gary Patou(4)(5) Los Altos Hills, CA USA	Director	64

Dr. Patou has served as a member of our Board since January 2004. Dr. Patou has served as Chief Medical Officer at Star Therapeutics Inc. since August 2020. Dr. Patou has served as a member of the board of directors and Chief Medical Officer for BioIntervene Inc., a pre-clinical stage biopharmaceutical company, since January 2019. Previously, Dr. Patou was an Executive Partner at MPM Capital from 2005 until 2020, and served as interim Chief Medical Officer in various MPM portfolio companies, including at Blade Therapeutics from October 2018 to December 2020. Prior to joining MPM, Dr. Patou was Executive Vice President and Chief Medical Officer of Oscient Pharmaceuticals Corp. from February 2004 to April 2005 following its merger with GeneSoft Pharmaceuticals, Inc. Prior to GeneSoft, Dr. Patou worked at SmithKline Beecham Pharmaceuticals, now a unit of GlaxoSmithKline, as Senior Vice President and Director, Project and Portfolio Management, managing all of the company’s pharmaceutical development projects. Dr. Patou has held a number of academic appointments at University College & Middlesex School of Medicine and received his B.Sc. from University of London and his M.D. from University College London. Our Board believes that Dr. Patou is qualified to serve as a director because of his scientific background and his senior management experience in the pharmaceutical industry.

			Director since January 2004	36,073(7) Common Shares

(1)
This information has been provided by the respective nominee as of the Record Date.
(2)
The number of Common Shares set forth in this table have been presented in accordance with National Instrument 51-102 – Continuous Disclosure Obligations and do not include derivative securities that may be held by the persons included in the table. Such figures have not been calculated pursuant to the beneficial ownership rules promulgated by the SEC. For additional information regarding ownership of Common Shares presented in accordance with the SEC’s beneficial ownership rules, please see the section of this Circular captioned “Security Ownership of Certain Beneficial Owners and Management.”
(3)
Current member of the Audit Committee of the Board.
(4)
Current member of the Compensation Committee of the Board.
(5)
Current member of the Nominating and Corporate Governance Committee of the Board.
(6)
Consists of (i) 6,000 Common Shares held by Mr. Mortimer and (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse.
(7)
Consists of (i) 23,573 Common Shares held by Dr. Patou and (ii) 12,500 Common Shares held by the Patou Family Trust.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE PROPOSED DIRECTORS

Penalties, Sanctions and Orders

As at the date of this Circular and within the past 10 years before the date of this Circular, other than as disclosed herein, no proposed nominee for election as a director of the Corporation:

(a)
is or was a director, chief executive officer or chief financial officer of any company (including the Corporation) that:
i.
was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, that was in effect for a period of more than 30 consecutive days (any such order being an “Order”), that was issued while the proposed nominee was acting in the capacity as director or executive officer; or
ii.
was subject to an Order that was issued after the proposed nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while the proposed nominee was acting in the capacity as director, chief executive officer or chief financial officer;
(b)
is or was a director or executive officer of any company (including the Corporation) that while the proposed nominee was acting in that capacity or within a year of the proposed nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)
is or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed nominee.

No proposed nominee for election as a director of the Corporation has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)
any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Shares outstanding as of the Record Date for:

•
each person who, to the knowledge of the directors and officers of the Corporation, owns more than 5% of our Common Shares;
•
each of our current directors and each nominee for election to our Board;
•
each of our executive officers named in the Summary Compensation Table included in this Circular; and
•
all current directors and executive officers as a group.

The percentages of Common Shares shown as beneficially owned in the table are based on 63,121,843 Common Shares outstanding as of the Record Date. The holders of Common Shares are entitled to one vote per Common Share.

Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and, to the knowledge of the Corporation, each beneficial owner of more than 5% of our Common Shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account Common Shares issuable pursuant to the exercise of stock options or conversion of other convertible securities that are either immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. These Common Shares are deemed to be outstanding and beneficially owned by the persons holding the stock options or other convertible securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the beneficial ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable common property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia V5G 4W8.

	Common Shares
Name of Beneficial Owner	Number		%
5% and Greater Shareholders
Avoro Capital Advisors LLC(1)	4,900,000		7.76%
FMR LLC(2)	4,690,829		7.43%
Driehaus Capital Management LLC(3)	4,681,797		7.42%
Named Executive Officers and Directors
Simon Pimstone	1,242,798	(4)	1.93%
Ian Mortimer	938,076	(5)	1.46%
Mohammad Azab	154,121	(6)	*
Christopher Von Seggern	146,499	(7)	*
Sherry Aulin	135,686	(8)	*
Gary Patou	125,227	(9)	*
Dawn Svoronos	123,310	(10)	*
Christopher Kenney	113,020	(11)	*
Steven Gannon	91,810	(12)	*
Patrick Machado	37,998	(13)	*
Elizabeth Garofalo	31,332	(14)	*
Andrea DiFabio	—		*
All current executive officers and directors as a group (14 persons)	3,607,976	(15)	5.43%

* Denotes less than 1% beneficial ownership

(1)
According to a Schedule 13G/A filed with the SEC on February 14, 2023, as of December 31, 2022, Avoro Capital Advisors LLC (“Avoro”) and Behzad Aghazadeh (“Dr. Aghazadeh”) are the beneficial owners of 4,900,000 Common Shares. Dr. Aghazadeh serves as the portfolio manager and controlling person of Avoro. The address for Avoro is 110 Greene Street, Suite 800, New York, NY 10012.
(2)
According to a Schedule 13G/A filed with the SEC on February 9, 2023, as of December 30, 2022, FMR LLC (“FMR”) is the beneficial owner of 4,690,829 Common Shares. Abigail P. Johnson (“Ms. Johnson”) is a director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.
(3)
According to a Schedule 13G/A filed with the SEC on February 10, 2023, as of December 31, 2022, Driehaus Capital Management LLC (“DCM”) is the beneficial owner of 4,681,797 Common Shares. The shares reported by DCM are held by numerous clients on a fully discretionary basis in accounts managed by DCM. Securities held in these clients' accounts are denoted as beneficially owned by DCM to reflect that DCM may have voting power and has dispositive power. The address for DCM is 25 East Erie Street, Chicago, Illinois, 60611.
(4)
Consists of (i) 55,006 Common Shares held by Dr. Pimstone; and (ii) 1,187,792 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(5)
Consists of (i) 6,000 Common Shares held by Mr. Mortimer; (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse; and (iii) 917,776 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(6)
Consists of (i) 69,905 Common Shares held by Dr. Azab; and (ii) 84,216 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(7)
Consists of (i) 4,000 Common Shares held by Dr. Von Seggern; and (ii) 142,499 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(8)
Consists of 135,686 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Ms. Aulin.
(9)
Consists of (i) 23,573 Common Shares held by Dr. Patou; (ii) 12,500 Common Shares held by Patou Family Trust; and (iii) 89,154 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(10)
Consists of (i) 50,000 Common Shares held by Ms. Svoronos; and (ii) 73,310 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(11)
Consists of 113,020 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(12)
Consists of (i) 15,000 Common Shares held by Mr. Gannon; and (ii) 76,810 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)
Consists of 37,998 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Machado.
(14)
Consists of 31,332 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Garofalo.
(15)
Consists of (i) 277,080 Common Shares held; and (ii) 3,330,896 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

Information about the Board and Corporate Governance

Our Board oversees the management of the business and affairs of Xenon as required under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian laws. Our Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business. A copy of the Corporation’s Corporate Governance Guidelines is attached hereto as Schedule A.

Our Board has established guidelines for determining director independence, and all current directors, with the exception of Dr. Pimstone and Mr. Mortimer, have been determined by our Board to be independent under applicable Nasdaq rules, the Board’s governance principles and Canadian securities laws. Mr. Mortimer is not considered independent due to his role as President and Chief Executive Officer. Dr. Pimstone is not considered independent due to his service as Executive Chair of the Board until June 2022 and, under Nasdaq corporate governance rules and applicable Canadian securities laws, the earliest Dr. Pimstone could be considered independent is the third anniversary of the date he ceased to serve as an employee.

Xenon has also adopted a written Code of Business Conduct and Ethics ("Code of Conduct") in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all of our and our subsidiaries’ directors, officers and employees. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality and compliance with laws. The Corporation’s Chief Legal Officer is responsible for overseeing and monitoring compliance with the Code of Conduct. The Chief Legal Officer reports directly to the Chief Executive Officer with respect to these matters and also will make periodic reports to the Corporation’s Audit Committee regarding the implementation and effectiveness of the Code of Conduct as well as the policies and procedures put in place to ensure compliance with the Code of Conduct.

In addition, the Nominating and Corporate Governance Committee reviews actual and potential conflicts of interest of officers and members of our Board, other than related party transactions, which are reviewed by our Audit Committee. The Corporation is committed to maintaining high standards of corporate governance and this philosophy is continually communicated by our Board to management which in turn is emphasized to the employees of the Corporation on a continuous basis.

A copy of the most up-to-date version of our Code of Conduct is available within the “Investors” section on our website located at https://www.xenon-pharma.com and on SEDAR at http://www.sedar.com. We will post amendments to our Corporate Governance Guidelines and Code of Conduct or waivers of the same for directors and executive officers on the “Investors” section on our website located at https://www.xenon-pharma.com.

Risk Management

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to investments, credit, liquidity, enterprise risks including cybersecurity and data privacy, accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board, potential conflicts of interest and environmental, social and governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members and from senior management about such risks. Our Board believes that its leadership structure is appropriate to enable its administration of its risk oversight function.

Meetings

Our Board held four (4) meetings in 2022. All directors attended all Board meetings.

The three standing Board committees met the number of times shown in parentheses in 2022: Audit Committee (4); Compensation Committee (4); and Nominating and Corporate Governance Committee (2). Each incumbent director attended all meetings of all Board committees on which they served during such period.

No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board held in 2022 during the period for which he or she has been a director and (2) the total number of meetings held by all committees in 2022 on which he or she served during the periods that he or she served.

We have a formal policy regarding attendance by directors at our annual meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chair of the Board in advance of any such meeting. In 2022, all of our directors attended our annual general meeting.

Our Board has held two (2) meetings in 2023 up to the Record Date. Each incumbent director attended each Board meeting held in 2023 up to the Record Date.

Committees of the Board

Our Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Our Board has not historically adopted descriptions for the positions Chair for each of the Board committees; however, the roles and responsibilities for each of the committees of the Board is set forth in the charter for each committee of the Board, which are summarized below.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, our Audit Committee:

•
approves the hiring, discharging and compensation of our independent auditors;
•
oversees the work of our independent auditors;
•
approves engagements of the independent auditors to render any audit or permissible non-audit services;
•
reviews on a periodic basis, or as appropriate, our investment policy and recommends to our Board any changes to such policy;
•
reviews compliance with our investment policy;
•
reviews the qualifications, independence and performance of the independent auditors;
•
reviews and/or approves financial statements, critical accounting policies and estimates;
•
reviews the adequacy and effectiveness of our internal controls;
•
reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports; and
•
oversees risk assessment and risk management.

The current members of our Audit Committee are Mr. Gannon, Mr. Machado and Ms. Svoronos. Mr. Gannon serves as the Chair of our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian securities laws. Each of Mr. Gannon (Chair) and Mr. Machado is an Audit Committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under Nasdaq rules. Under the rules of the SEC and Nasdaq, members of our Audit Committee must also meet heightened independence standards. Our Board has determined that each of Mr. Gannon (Chair), Mr. Machado and Ms. Svoronos meet these heightened independence standards, as well as the independence standards of Canadian securities laws. See the biographies for each member of our Audit Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and experience with respect to financial statements, accounting principles and financial reporting.

Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. The Audit Committee’s current charter is attached hereto as Schedule B and is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Among other matters, our Nominating and Corporate Governance Committee:

•
evaluates and makes recommendations regarding the organization and governance of our Board and its committees;
•
assesses the performance of members of our Board and makes recommendations regarding committee and Chair assignments;
•
recommends desired qualifications for Board membership and conducts searches for potential members of the Board;
•
reviews and makes recommendations with regard to our Corporate Governance Guidelines;
•
assesses and sets targets regarding the diversity of the Board and required disclosure; and
•
oversee the Corporation’s environmental, social and governance strategy, initiatives, and policies.

The current members of our Nominating and Corporate Governance Committee are Dr. Patou, Dr. Garofalo, and Ms. Svoronos. Dr. Patou serves as the Chair of our Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Nominating and Corporate Governance Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. Among other matters, our Compensation Committee:

•
reviews and recommends or approves, as applicable, policies relating to compensation and benefits of our directors, officers and employees;
•
reviews and approves, after consultation with the Board, corporate objectives relevant to compensation of our Chief Executive Officer;
•
reviews and approves, after consultation with the Board and the Chief Executive Officer, corporate objectives related to compensation of other senior officers;
•
reviews and approves, after consultation with the Board and Chief Executive Officer, the performance of our officers in light of established goals and objectives;
•
reviews and approves, after consultation with the Board and/or the Chief Executive Officer, compensation of our officers after considering its evaluations and other relevant factors; and
•
reviews, approves and administers the issuance of stock options and other awards under our equity incentive plans to our employees and after consultation with the Board, to our officers and directors.

The current members of our Compensation Committee are Dr. Azab, Mr. Machado and Dr. Patou. Dr. Azab serves as the Chair of our Compensation Committee. Pursuant to its charter, the Compensation Committee may form and delegate to subcommittees and committees of officers or other appropriate employees any power and authority the Compensation Committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. Each of the members of our Compensation Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. See the biographies for each member of our Compensation Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and senior management and board experience related to compensation policies and practices in our industry.

Our Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Compensation Committee’s current charter is available under the “Investors” tab on our website at https://www.xenon-pharma.com. We will disclose any amendments to, or waivers of, the charter on our website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Our Board may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2022, Dr. Azab, Mr. Machado and Dr. Patou served as members of our Compensation Committee. No such person is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last completed three fiscal years, as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Director Nominations

Our Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. Please see the section of this Circular captioned “Item 2 – Election of Directors” below for additional information.

In identifying candidates for nominations to the Board, our Nominating and Corporate Governance Committee seeks to maintain at all times a Board with a diverse range of experience, talent, expertise and background appropriate for the business of the Corporation. Our Nominating and Corporate Governance Committee does not require any specific minimum qualifications or specific qualities or skills, but reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that our Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, our Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. Our Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). Our Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures to address suggestions received from shareholders with respect to Board or committee nominees because the Nominating and Corporate Governance Committee intends to use the same criteria and manner of review to evaluate candidates (as outlined above), whether or not they are suggested by shareholders.

Pursuant to its charter, our Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it may deem necessary from time to time.

The term of each director expires at the end of each annual meeting of shareholders, or when the successor of such director is elected or appointed to the Board, subject to earlier death, resignation, retirement, disqualification or removal of such director. The Corporation does not impose term limits on its directors as it takes the view that term limits are an arbitrary mechanism for removing directors which can result in valuable, experienced directors being forced to leave the Board solely because of length of service. Instead, the Corporation believes that directors should be assessed based on their ability to continue to make a meaningful contribution. Our Board’s annual assessment of directors reviews the strengths and weaknesses of directors and is, in the Board’s view, together with annual elections by the shareholders, a more meaningful way to evaluate the performance of directors and to make determinations about whether a director should be removed due to under-performance.

Diversity

Our Nominating and Corporate Governance Committee believes that having a diverse Board and senior management team offers a depth of perspective and enhances Board and management operations. Our Nominating and Corporate Governance Committee takes diversity, including business experience, geography, age, gender, visible minorities, Indigenous peoples, persons with disabilities, sexual orientation and other personal characteristics into consideration as part of its overall recruitment and selection process in respect of the Board and senior management. However, the Corporation does not have a formal policy nor measurable objectives on the representation of women or other Designated Groups (as defined in the Employment Equity Act (Canada)) on the Board or senior management of the Corporation as our Board does not believe that a formal policy and/or measurable objectives will necessarily result in the identification or selection of the best candidates. In searches for new directors and senior management, our Nominating and Corporate Governance Committee will consider the level of female and other Designated Groups representation and diversity on the Board and in senior management and this will be one of several factors used in its search process.

As of the date of this Circular, there are currently two (2) female directors of eight (8) directors on our Board (25%) and two (2) of the eight (8) nominees for election to our Board are female (25%). There are currently two (2) female executive officers of seven (7) executive officers (29%) of the Corporation. One (1) of eight (8) directors on our Board (13%) and one (1) out of seven (7) executive officers (14%) self-identify as a visible minority, which is defined in Canada's Employment Equity Act of 1995 as persons, other than Aboriginal peoples, who are non-Caucasian in race or non-white in color. The Corporation currently has no Board members and no executive officers who self-identify as Indigenous peoples or persons with disabilities. Our Board has one (1) of eight (8) directors on our Board (13%) who self-identify as LGBTQ+ and one (1) of the eight (8) nominees for election to our Board self-identifies as LGBTQ+ (13%). The Corporation continues to be committed to ongoing review with respect to the diversity of its directors, executive officers and members of senior management.

Board Diversity Matrix(1) (As of April 27, 2023)
Total Number of Directors	8
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6		—	—
Part II: Demographic Background
White(2)	2	6		—	—
LGBTQ+			1

(1)
This matrix is presented in accordance with the requirement set forth in Nasdaq Listing Rule 5606 and the related instructions thereto.
(2)
White (not of Hispanic or Latinx origin) means a person having origins in any of the original peoples of Europe, the Middle East, or North Africa.

Shareholder Recommendations for Nominations to the Board of Directors

One or more shareholders holding in the aggregate not less than five percent (5%) of our Common Shares that are entitled to vote at a meeting of our shareholders may make a shareholder proposal for the nomination of a director in accordance with the requirements of the CBCA. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Corporation must set out such proposal in the proxy statement and management information circular sent to shareholders in advance of the Corporation’s next annual meeting.

Nominations for directors not made in accordance with the shareholder proposal requirements of the CBCA shall be considered by our Nominating and Corporate Governance Committee in accordance with the requirements of our by-laws. Under our by-laws, shareholders of record may nominate a candidate for election as a director at an annual meeting of the Corporation by submitting a notice to our Corporate Secretary not less than 30 days and not more than 65 days prior to an annual meeting; provided however that in the event that the annual meeting is held less than 50 days after the first public announcement of the annual meeting is made, notice by shareholders must be given to the Corporation not later than 10 days following the date of such public announcement. A notice providing a nomination must include, among other things, certain prescribed information about the nominee and the recommending shareholder; a certification by the recommending shareholder that the recommending shareholder’s notice does not contain an untrue statement and does not omit to state a material fact; and written consent of the nominee to serve as a director of the Corporation, if elected. Shareholders should refer to Section 5.5 of our by-laws for more details relating to the requirements for such notice.

Any nomination or shareholder proposal for the nomination of directors should be sent in writing to 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Corporate Secretary. Shareholder proposals for our 2024 annual meeting must be received by us on or before December 29, 2023 pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2024 annual meeting of our shareholders under the provisions of the CBCA no earlier than January 3, 2024 and no later than March 3, 2024. Nominations for directors pursuant to our by-laws must be received by us no earlier than March 28, 2023 and no later than May 2, 2023 for consideration at the Meeting. Shareholders wishing to nominate a director for election should review the relevant provisions of the CBCA and our by-laws.

Shareholder Communications with the Board of Directors

Shareholders wishing to communicate with a member of our Board may do so by writing to such director, and mailing the correspondence to: Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Chief Legal Officer. The Chief Legal Officer will forward the messages to the appropriate member of our Board.

Director Independence

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any current director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Dr. Azab, Mr. Gannon, Dr. Garofalo, Mr. Machado, Dr. Patou, or Ms. Svoronos, being six of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules and Canadian securities laws. Our Board also determined that Mr. Gannon (Chair), Mr. Machado and Ms. Svoronos, who comprise our Audit Committee, Dr. Azab (Chair), Mr. Machado and Dr. Patou who comprise our Compensation Committee, and Dr. Patou (Chair), Dr. Garofalo and Ms. Svoronos who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC and Nasdaq rules and Canadian securities laws.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each non-employee director. Of the eight director nominees named in this Circular for election to our Board, only Dr. Pimstone and Mr. Mortimer would not be considered independent under Nasdaq rules and Canadian securities laws.

Dr. Pimstone is currently the Chair of the Board. The roles of Chief Executive Officer and Chair of our Board are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our shareholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chair or appoints a Chief Executive Officer, based on the relevant facts and circumstances at such time.

The Board made the determination that it would be in the best interests of our shareholders to continue Ms. Svoronos’ appointment, subject to her re-election, as the Board’s Lead Independent Director. As lead independent director, Ms. Svoronos presides over periodic meetings of our independent directors, serves as a liaison between Mr. Mortimer and our independent directors, disseminates information to the rest of the Board in a timely manner, raises issues with senior management on behalf of the independent directors when appropriate and performs such additional duties as our Board may otherwise determine or delegate. Ms. Svoronos is “independent” as that term is defined under Nasdaq rules and Canadian securities laws.

In accordance with the Corporate Governance Guidelines, meetings of the independent directors of the Corporation, without the presence of non-independent directors and members of management, are generally held following each regularly scheduled Board meeting and at such other times as requested by independent directors. The independent directors met four (4) times without the presence of non-independent directors and members of management during 2022. The independent directors met two (2) times without the presence of non-independent directors and members of management up to the Record Date in 2023.

We believe that the leadership structure of the Board, including Ms. Svoronos’s role as Lead Independent Director, as well as the independent committees of the Board, is appropriate and enhances the Boards’ ability to effectively carry out its roles and responsibilities on behalf of our shareholders.

Orientation and Continuing Education

The Corporation has traditionally retained experienced people as directors and hence the orientation needed is minimized. When new directors are appointed, they are acquainted with the Corporation’s operations, its charters and policies, and the expectations of directors. All new and continuing directors are encouraged to review the Board materials prepared by the Corporation consisting of filings, the charters of the Board’s committees, the Corporate Governance Guidelines and the Corporation’s Code of Conduct. Board meetings regularly include presentations or discussions with respect to the Corporation’s corporate governance policies. Board meetings generally also include presentations by the Corporation’s senior management in order to give the directors full insight into the Corporation’s operations.

Assessments

Our Nominating and Corporate Governance Committee assesses the participation, contributions and effectiveness of the Chair, Lead Independent Director and the individual members of the Board on an annual basis. Our Board also annually monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

Serving on other Boards

The following directors and director nominees are also directors of the following public companies:

Director	Company
Mohammad Azab	• Durect Corporation • Sernova Corp • Lisata Therapeutics
Steven Gannon	• Fusion Pharmaceuticals
Elizabeth Garofalo	• Acadia Pharmaceuticals • Alector, Inc.
Patrick Machado	• Adverum Biotechnologies, Inc. • Arcus Biosciences • Chimerix, Inc.
Ian Mortimer	• Perimeter Medical Imaging AI, Inc.
Simon Pimstone	• Eupraxia Pharmaceuticals Inc.
Dawn Svoronos	• Adverum Biotechnologies • Theratechnologies Inc.

Gary Patou does not currently serve on the board of directors of any other publicly traded company.

Overseeing the Chief Executive Officer

Mr. Mortimer, our current President and Chief Executive Officer, is responsible for managing the affairs of the Corporation. In accordance with its charter, our Compensation Committee, in consultation with the Board, annually establishes corporate objectives for our Chief Executive Officer and evaluates the performance of our Chief Executive Officer against these corporate objectives.

Director Compensation

We have adopted a director compensation policy that provides for equity and cash compensation to our non-management directors (the “director compensation policy”), as described below. For the purposes of the director compensation policy, our Compensation Committee classifies each director into one of the two following categories: (1) a “management director” is a director who is also an officer or otherwise employed by us in a management role; and (2) a “non-management director” is a director who is not an officer and not otherwise employed by us in a management role.

Non-management directors (including our Lead Independent Director) are eligible to receive compensation in the form of equity and cash under the director compensation policy, as described below. Management directors receive no compensation for their services on our Board.

The Board approved market-competitive amendments to the director compensation policy, effective June 1, 2022 (the “2022 Policy Amendment”), based on Aon’s assessment of publicly available director compensation data from companies in the biotechnology industry. The Board approved additional market-competitive amendments to the director compensation policy, effective June 1, 2023 (the “2023 Policy Amendment”), based on Aon’s updated assessment of publicly available director compensation data from companies in the biotechnology industry, with additional consideration given to the Corporation's strong operating performance.

Equity Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy, prior to the effectiveness of the 2022 Policy Amendment, new non-management directors were entitled to receive an option to purchase 20,000 Common Shares upon joining the Board and each non-management director was entitled to receive, on an annual basis, an option to purchase 10,000 Common Shares, granted following the annual meeting. Following the effectiveness of the 2022 Policy Amendment and prior to the effectiveness of the 2023 Policy Amendment on June 1, 2023, new non-management directors were entitled to receive an option to purchase 36,000 Common Shares upon joining the Board and each non-management director was entitled to receive, on an annual basis, an option to purchase 18,000 Common Shares, granted following the annual meeting. Upon effectiveness of the 2023 Policy Amendment, new non-management directors will be entitled to receive an option to purchase 28,000 Common Shares upon joining the Board and each non-management director will be entitled to receive, on an annual basis, an option to purchase 19,000 Common Shares, which generally will be granted immediately following the annual meeting. In addition, our Amended and Restated 2014 Plan provides that, in any given fiscal year of ours, an outside director will not receive (i) cash-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service; and (ii) share-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service, in each case, as determined under generally accepted accounting principles.

The exercise price of stock options granted is equal to the fair market value of our Common Shares on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant.

All of the stock options granted pursuant to the director compensation policy are made under our then-effective equity plan, which currently is our Amended and Restated 2014 Plan. Annual grants issued prior to the effectiveness of the 2022 Policy Amendment vest as to one-third of the total stock options on the one-year anniversary of the grant date, one-third of the total stock options on the two-year anniversary of the grant date and the balance of the total stock options on the three-year anniversary of the grant date. Annual grants issued after the 2022 Policy Amendment went into effect and prior to the effectiveness of the 2023 Policy Amendment will fully vest on the earlier of the one-year anniversary of the grant date or the day immediately preceding the day of the following year’s annual meeting. Annual grants issued after the 2023 Policy Amendment is in effect will fully vest on the earlier of the one-year anniversary of the annual meeting or the day immediately preceding the day of the following year’s annual meeting. Initial grants issued prior to the effectiveness of the 2023 Policy Amendment vest as to one-third of the total stock options on the one-year anniversary of the grant date, one-third of the total stock options on the two-year anniversary of the grant date and the balance of the total stock options on the three-year anniversary of the grant date. Initial grants issued after the 2023 Policy Amendment is in effect will vest as to one-third of the total stock options on the one-year anniversary of the non-management director’s initial start date, one-third of the total stock options on the two-year anniversary of the non-management director’s initial start date and the balance of the total stock options on the three-year anniversary of the non-management director’s initial start date.

The vesting of each grant described above is subject to the recipient’s continued service to us through each vesting date and the other terms and conditions of our then-effective equity plan and the applicable stock option agreement with that director.

Our Amended and Restated 2014 Plan provides that if the service of an outside director (as defined in the Amended and Restated 2014 Plan) is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her share options and share appreciation rights will vest fully and become immediately exercisable, all restrictions on his or her restricted shares and restricted share units will lapse, and with respect to his or her performance shares, all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions met. Further, our Amended and Restated 2014 Plan provides that in the event of a merger or change of control, if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

Cash Compensation Under the Director Compensation Policy

Pursuant to the director compensation policy for each fiscal year, before the 2023 Policy Amendment is in effect, each non-management director (excluding any non-executive Chair or Lead Independent Director of the Board) received an annual cash retainer of CAD$53,500 for serving on the Board. Any non-executive Chair or Lead Independent Director of the Board received an annual cash retainer of CAD$93,500. After the 2023 Policy Amendment is in effect, each non-management director (excluding any non-executive Chair or Lead Independent Director of the Board) will receive an annual cash retainer of CAD$61,000 for serving on the Board. Any non-executive Chair or Lead Independent Director of the Board will receive an annual cash retainer of CAD$104,000.

Pursuant to the director compensation policy then in effect, the Chairs and non-Chair members of the three standing committees of our Board are entitled to the following cash retainers for each fiscal year as follows:

	2023 Chair Retainer(1)	2023 Member Retainer(1)	2022 Chair Retainer(2)	2022 Member Retainer(2)
Board Committee	(CAD$)	(CAD$)	(CAD$)	(CAD$)
Audit Committee	$26,000	$13,000	$20,500	$10,500
Compensation Committee	20,000	10,000	16,250	8,250
Nominating and Corporate Governance Committee	14,000	7,000	10,750	5,500

(1) Cash retainer in effect for a portion of fiscal year 2023, beginning June 1, 2023.

(2) Cash retainer in effect for fiscal year 2022 and for a portion of fiscal year 2023, through May 31, 2023.

All cash payments are paid in four equal installments on the date of our annual meeting and on the last day of the third month, sixth month and ninth month thereafter, during which such individual served as a director or non-executive Chair or Lead Independent Director of the Board or on a committee (such payments to be prorated for service during a portion of such payment period).

All directors are reimbursed for reasonable travel expenses incurred to attend Board or committee meetings in their capacities as directors and/or committee members.

The following table sets forth information concerning the compensation paid or accrued for services rendered to us by members of our Board for the year ended December 31, 2022. Mr. Mortimer, our current President and Chief Executive Officer, did not receive any additional compensation for service on our Board. Compensation paid or accrued for services rendered to us by Mr. Mortimer in his role as President and Chief Executive Officer is included in our disclosures related to executive compensation under the section of this Circular captioned “Executive Compensation.”

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2)(3) ($)		Total ($)
Mohammad Azab	$53,652	$380,755		$434,407
Steven Gannon	56,921	380,755		437,676
Elizabeth Garofalo	43,621	380,755		424,376
Patrick Machado	55,575	380,755		436,330
Gary Patou	55,767	380,755		436,522
Simon Pimstone(4)	41,970	380,755		422,725
Dawn Svoronos(5)	84,227	380,755		464,982
Michael Hayden(6)	18,899	155,530	(7)	174,429

(1)
Compensation amounts denominated in Canadian dollars have been converted to U.S. dollars. For 2022, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7692 which was the average Bank of Canada foreign exchange rate for the 2022 fiscal year.
(2)
Represents the aggregate grant date fair value of stock option awards granted in 2022. These amounts have been computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 12 to our financial statements which are included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and on SEDAR. For further information regarding the equity compensation of our directors, please see the section of this Circular captioned “Director Compensation.”
(3)
As of December 31, 2022, the following directors beneficially held outstanding stock options to purchase the number of Common Shares indicated: Dr. Azab (87,550 stock options); Mr. Gannon (80,144 stock options); Dr. Garofalo (38,000 options); Mr. Machado (48,000 stock options); Dr. Patou (92,488 stock options); Dr. Pimstone (1,405,851 stock options); Ms. Svoronos (76,644 stock options); and Dr. Hayden (nil stock options).
(4)
Excludes compensation paid or accrued and option awards granted for the period Dr. Pimstone served as Executive Chair of the Board during 2022. Dr. Pimstone’s compensation for his service as Executive Chair of the Board in 2022 included, (i) salary of $215,934, (ii) non-equity incentive plan compensation of $124,702, (iii) option awards of $515,928 and (iv) all other compensation of $19,488 (which includes (1) $249 of life insurance premiums through our group extended benefit plan, (2) $8,403 of other insurance premiums, and (3) $10,797 of contributions intended for retirement savings). Compensation amounts were paid in Canadian dollars and have been converted to U.S. dollars for purposes of this footnote. The U.S. dollar per Canadian dollar exchange rate used for such conversions was 0.7692, which was the average Bank of Canada foreign exchange rate for the 2022 fiscal year. The option award amount represents the aggregate grant date fair value of stock options granted. This amount has been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 12 to our financial statements which are included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and on SEDAR. The non-equity incentive plan compensation amount represents the payment earned in 2022 under the 2022 Non-Equity Incentive Plan, which was paid in March 2023.
(5)
Current Lead Independent Director of our Board.
(6)
Dr. Hayden ceased to be a member of the Board on June 1, 2022.
(7)
Reflects the incremental fair value, determined in accordance with FASB ASC Topic 718, associated with the acceleration of 18,334 stock options effective June 1, 2022, in connection with Dr. Hayden’s decision not to stand for re-election at our 2022 annual meeting of shareholders.

ITEM 3 – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Circular.

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and the Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Circular, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We currently plan to continue to hold a vote, on an advisory basis, annually and expect that the next such shareholder advisory say-on-pay vote, after the vote at our 2023 annual meeting of shareholders, will occur at the 2024 annual meeting of shareholders.

We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Meeting:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Circular for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure."

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of votes cast at the Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information about our executive officers as of the Record Date:

Name	Age	Position(s)
Ian Mortimer, M.B.A., CPA, CMA	47	President and Chief Executive Officer and Director
Sherry Aulin, CPA, CA	40	Chief Financial Officer
Christopher Kenney, MD, FAAN	52	Chief Medical Officer
Christopher Von Seggern, Ph.D., MPH, M.B.A.	44	Chief Commercial Officer
Robin Sherrington, Ph.D.	62	Executive Vice President, Strategy & Innovation
James Empfield, Ph.D.	62	Executive Vice President, Drug Discovery
Andrea DiFabio, J.D.	54	Chief Legal Officer and Corporate Secretary

The biography of Mr. Mortimer can be found under “Item 2 – Election of Directors.” The biographies of our other executive officers are as follows:

Sherry Aulin, CPA, CA, has served as our Chief Financial Officer since June 2021, and has led our finance function since June 2015, previously serving as our Vice President, Finance from March 2019 to June 2021. From 2011 until 2015, Ms. Aulin provided independent financial consulting and advisory services to various publicly-traded companies including Xenon where she supported the company through its initial public offering process. From 2004 to 2011, Ms. Aulin was at KPMG LLP, most recently as Senior Manager in the assurance practice, where she provided professional services to publicly-traded companies across various industries including in the life sciences sector. Ms. Aulin holds a BCom from the University of British Columbia and is a Chartered Professional Accountant, Chartered Accountant.

Christopher Kenney, MD, FAAN is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Chief Medical Officer since August 2021. Dr. Kenney is a board-certified neurologist with extensive clinical research experience within neuroscience in both industry and academic roles spanning more than 20 years. Most recently, Dr. Kenney served as Chief Medical Officer at Cadent Therapeutics, a biotech company focused on creating breakthrough therapies for neurological and psychiatric conditions, from 2019 until May 2021 when it was acquired by Novartis. Previously, Dr. Kenney was Senior Vice President of Medical Affairs, from 2018-2019, and Senior Vice President, Clinical Development, from 2016 to 2018, at Acorda Therapeutics, a biotechnology company focused on developing and commercializing neurology therapies for Parkinson’s disease, migraine and multiple sclerosis. Prior to that position, from 2013 to 2016, Dr. Kenney served as Vice President/Senior Vice President of Clinical Development at Biotie Therapies, a biotechnology company focused on neurodegenerative and psychiatric disorders that was acquired by Acorda Therapeutics in January 2016. Before joining Biotie, Dr. Kenney worked in clinical development at Novartis and Merck Serono. Dr. Kenney’s core medical and neurology training took place at Boston University School of Medicine and at University of California, San Diego (UCSD). Dr. Kenney held faculty positions at Baylor University, from 2005 to 2007, and the University of California, San Diego, from 2003 to 2005. In 2020, Dr. Kenney was appointed as a Fellow of the American Academy of Neurology.

Christopher Von Seggern, Ph.D., MPH, M.B.A. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. and has served as our Chief Commercial Officer since August 2020. Prior to joining us, Dr. Von Seggern was a Partner at ClearView Healthcare Partners from 2011 to 2019, where he developed broad experience overseeing a range of commercial engagements involving multiple therapeutic areas as well as strategic due diligence on in-licensing and M&A opportunities. Through his tenure from 2008 to 2019 at ClearView in various roles, Dr. Von Seggern worked across the pharmaceutical sector with emphasis in orphan diseases and transformational technologies. From 2006 to 2008, Dr. Von Seggern served as a Consultant for Leerink Swann Strategic Advisors. Dr. Von Seggern began his career at the National Institutes of Health where he served as an AAAS Science Policy Fellow within the National Institute of Diabetes, Digestive, and Kidney Diseases from 2005 to 2006. While at the NIDDK, Dr. Von Seggern helped set strategic direction for the Institute focusing on diabetes research and translational medicine. Dr. Von Seggern received his Ph.D. in pharmacology and molecular sciences as well as his Master of Public Health from Johns Hopkins University School of Medicine. Dr. Von Seggern received his MBA from Northeastern University and earned his B.S. in biochemistry and molecular biology from Pennsylvania State University.

Robin Sherrington, Ph.D. has served as our Executive Vice President, Strategy & Innovation since March 2019. Dr. Sherrington previously served as our Executive Vice President, Business & Corporate Development from March 2018 to March 2019, as our Senior Vice President, Business & Corporate Development from February 2012 to March 2018, as our Vice President, Business & Corporate Development from January 2010 to February 2012, and has held various positions in business development and other departments since joining us in March 2001. Prior to joining us, Dr. Sherrington worked at Pfizer, Inc., a global pharmaceutical company, as a neuroscientist from 1999 to 2001. Dr. Sherrington also previously served as Director of Neuroscience, from 1996 to 1999, at the biotechnology companies Axys Pharmaceuticals and Sequana Therapeutics. Prior to 1996, Dr. Sherrington was a post-doctoral fellow at the University of Toronto and received his Ph.D. from the University College London, and his B.Sc. with honors from the University of Reading.

James Empfield, Ph.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc., and has served as our Executive Vice President, Drug Discovery since January 2021 and previously as our Senior Vice President, Drug Discovery from February 2016 to January 2021. Prior to joining us, Dr. Empfield served as Vice President, Drug Discovery and Chemistry; Co-Site Head of Research, Boston at Vertex Pharmaceuticals Inc. from 2011 until August 2015, where he was jointly responsible for the entire Boston research organization and for delivery of lead optimization projects into pre-clinical development. From 2006 to 2011, Dr. Empfield was Director, CNS Chemistry Department at Astrazeneca Pharmaceuticals LP and held various other positions at Astrazeneca Pharmaceuticals from 1990 to 2006. Dr. Empfield has a Ph.D. in Chemistry from the University of Pennsylvania, a M.S. in Chemistry from Bucknell University and a B.Sc. in Chemistry from Lebanon Valley College.

Andrea DiFabio, J.D. has served as our Chief Legal Officer and Corporate Secretary since November 2022. Prior to joining us, Ms. DiFabio was the Chief Legal & Administrative Officer and Corporate Secretary at Repertoire Immune Medicines, Inc. from March 2020 to October 2022, where she developed broad experience supporting all aspects of the company, including business and clinical development, investor communications, risk management, and developing the company’s IP and communication strategy. From February 2019 to March 2020, Ms. DiFabio served as Chief Legal Officer and Corporate Secretary at Codiak Biosciences, Inc. Prior to its acquisition by Sanofi for $11.6 billion in early 2018, Ms. DiFabio served as Executive Vice President, Chief Legal Officer and Corporate Secretary at Bioverativ Inc. from September 2016 to June 2018 after playing a key role in this spinoff company of Biogen Inc. Previously, Ms. DiFabio joined Biogen in 2006 as Corporate Counsel and was promoted to Vice President, Chief US Counsel in 2007 and subsequently to various positions of increasing responsibility, where she was involved in key strategic transactions, as well as the approval and launch of numerous neurology products. Prior to her experience at Biogen, from 1999 to 2006, Ms. DiFabio was a member of the executive team and senior legal counsel at Parexel International, a publicly traded clinical research organization. Ms. DiFabio earned a Juris Doctor degree from Northeastern University School of Law, and a Bachelor of Arts, Summa Cum Laude from Boston University.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below. This section discusses the principles underlying our policies and decisions with respect to the compensation of our NEOs and the most important factors relevant to an analysis of these policies and decisions. This section also describes the material elements of compensation awarded to, earned by or paid to our NEOs for 2022, consisting of the following persons:

•
Ian Mortimer, our President and Chief Executive Officer;
•
Sherry Aulin, our Chief Financial Officer;
•
Christopher Von Seggern, our Chief Commercial Officer;
•
Christopher Kenney, our Chief Medical Officer; and
•
Andrea DiFabio, our Chief Legal Officer and Corporate Secretary.

Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.

Executive Summary

2022 Business Highlights

During 2022, we achieved several important milestones in our business and financial plans, including the following:

•
We conducted an End-of-Phase 2 meeting with the U.S. Food and Drug Administration and initiated our XEN1101 Phase 3 development program in epilepsy, which includes two identical Phase 3 clinical trials in focal onset seizures to be run in parallel, called X-TOLE2 and X-TOLE3, as well as another Phase 3 clinical trial, called X-ACKT, in primary generalized tonic-clonic seizures;
•
We initiated a Phase 2 clinical trial called X-NOVA, evaluating the clinical efficacy, safety and tolerability of XEN1101 administered as monotherapy in patients with major depressive disorder;
•
We continued to make progress in our collaboration with Neurocrine Biosciences, Inc. and received an aggregate regulatory milestone payment of $15.0 million in 2022;
•
We continued to progress a portfolio of pre-clinical drug discovery programs; and
•
We executed against our capital markets plans and raised approximately $269.9 million, net of underwriting discounts, commissions and offering expenses, from sales under an underwritten public offering in June 2022.

2022 Executive Compensation Highlights

We continued to follow the executive compensation policies and procedures that we put in place in connection with becoming a public company, including:

•
Emphasis on Pay for Performance. Our Compensation Committee is focused on ensuring that a significant portion of total compensation for our NEOs is performance-based (consisting of performance-based non-equity bonus opportunities and time-based stock options). For 2022, all of our NEOs’ variable non-equity compensation (cash bonus opportunity) was solely based on the achievement of corporate objectives and ranged from 40% to 55% of their base salaries. Other forms of compensation (base salary and equity compensation) were based on individual performance, among a number of other factors.
•
No Guaranteed Increases in Compensation. Although we have signed employment agreements with each of our NEOs, none of these agreements provides any guarantees relating to base salary increases or the amounts of incentive pay or equity awards.
•
Independent Compensation Consultant. Our Compensation Committee engages its own independent compensation consultant, which provides the Compensation Committee with valuable data regarding market compensation trends and guidance about executive compensation.
•
Limited Perquisites. We do not provide any special perquisites to any of our NEOs, except where it serves a legitimate business purpose.
•
Risk Analysis. We believe the structure of our executive compensation program motivates our executives to make thoughtful and appropriate decisions with measured risks balanced by appropriate rewards for the Corporation.
•
No Hedging or Pledging. Our Insider Trading Policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Common Shares.
•
Consistent Compensation Policies and Practices. Our compensation policies and practices have remained generally consistent year-over-year.
•
Say-on-Pay. We hold our shareholder say-on-pay advisory vote annually.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of our Compensation Committee with respect to executive compensation are to:

•
attract, retain and motivate experienced and talented executives;
•
ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
•
recognize the individual contributions of executives, but foster a shared commitment among executives by aligning their individual goals with our corporate objectives;
•
promote the achievement of key strategic and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and
•
align the interests of our executives with our shareholders by rewarding performance that leads to the creation of shareholder value.

To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that our Compensation Committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a portion of each executive’s overall compensation to the achievement of key corporate objectives. We provide a portion of our executive compensation in the form of stock options that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in our long-term success as reflected in the appreciation of the price of our Common Shares.

Compensation Committee Process and Role of Chief Executive Officer

Our Compensation Committee oversees our policies governing the compensation of our NEOs. In this role, our Compensation Committee reviews and, following consultation with the remaining non-management directors, approves all compensation decisions relating to our NEOs. Our Compensation Committee consists of three members of our Board, all of whom have extensive experience in our industry and each of whom is an independent director. Our Compensation Committee uses its judgment and experience and considers the recommendations of our Chief Executive Officer when determining the amount and appropriate mix of compensation for each of our NEOs. Specifically, our Chief Executive Officer provides input and recommendations, via an annual review of NEO performance and otherwise, regarding salary adjustments, the goals used to determine annual performance-based cash bonuses and appropriate equity incentive compensation levels. Our Chief Executive Officer provides input to the Compensation Committee on his own compensation, but has not had any control over setting the amount or mix of his compensation and is not present when the Compensation Committee discusses and determines his compensation. No other NEO participates in portions of any meetings during which decisions are made regarding their own compensation. See the section of this Circular captioned “Information about the Board and Corporate Governance — Committees of the Board — Compensation Committee” for additional information as to the composition and skills of our Compensation Committee.

At the beginning of each year, the Compensation Committee meets and approves strategic, operational and financial objectives for the Corporation for the upcoming year. The corporate objectives are developed by our Chief Executive Officer, the NEOs and other members of senior management and our Chief Executive Officer presents them to the Compensation Committee for its approval after consultation with the Board. The Chief Executive Officer also develops annual individual goals for each NEO. Although no rating is specifically attached to those individual goals for the non-equity bonuses, they are factored into the final assessment for each NEO’s performance for that year and taken into consideration in determining base salary increases and equity incentive compensation.

Our Compensation Committee periodically evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent.

Consideration of Say-on-Pay Results and Stockholder Engagement

At our 2022 annual meeting of shareholders, our advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote), received the support of approximately 98.5% of the shares voted. The Compensation Committee believes this vote demonstrated our shareholders’ strong support and positive view of our pay-for-performance philosophy and the appropriateness of our NEO compensation structure. Therefore, the Compensation Committee did not make any changes to our compensation program directly as a result of the say-on-pay vote result and determined that we should maintain the compensation philosophy and objectives from prior years and retain our general approach to NEO compensation.

Use of Compensation Consultants and Market Data

In designing our executive compensation program, our Compensation Committee considers publicly available compensation data for companies in the biotechnology industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Our Compensation Committee has also retained the services of Aon Human Capital Solutions (also known as Radford) ("Aon") to provide it with additional comparative data on executive compensation practices in our industry and to advise it on our executive compensation program generally. Although our Compensation Committee considers Aon’s advice and recommendations about our executive compensation program, our Compensation Committee ultimately makes its own decisions about these matters. None of our Compensation Committee members and none of our executive officers or directors have any relationship with Aon or the individual consultants employed by Aon. Aon has not provided any other services to the Corporation other than compensation consulting services to the Compensation Committee for executive compensation analysis and to management for non-executive compensation analysis. Our Compensation Committee has determined that no conflicts of interest exist between the Corporation and Aon.

Aon was retained by the Corporation as part of our annual compensation review in 2021 and 2022 to provide our Compensation Committee with comparative data showing where our total compensation and each element of our compensation ranked among (1) public companies in the biotechnology industry generally, according to compensation data from Aon, and (2) a peer group of publicly traded companies in the biotechnology industry at a stage of development, market capitalization or company size comparable to ours at the time with which our Compensation Committee believed we competed for executive talent, according to publicly available compensation data. For our 2022 peer group, the market capitalization range identified by Aon was between $500 million and $5 billion, which was an increase from the previous criteria of between $100 million and $900 million, to reflect the increase in the Corporation’s market capitalization following the release of its Phase 2b clinical trial data for XEN1101 in October 2021. In addition, for the 2022 peer group, the group of publicly traded companies that were evaluated included public U.S. biotechnology companies (with a focus on neurology, where appropriate), with a focus on late-stage pre-commercial companies or companies that had recently submitted a Biologics License Application and/or New Drug Application to the U.S. Food and Drug Administration and with headcount of between 50 and 500 full-time permanent employees. For our 2023 peer group, the market capitalization range identified by Aon was between $700 million to $7 billion and other criteria were consistent with the prior year peer group.

The peer group is used for purposes of gathering data to compare against our existing executive compensation practices and for guiding future compensation decisions. Aon also makes suggestions for changes to our executive compensation practices based on the data they provide to us as well as compensation trends in our industry. However, although our Compensation Committee may consider peer group and other industry compensation data and the recommendations of Aon when making decisions related to executive compensation, to date, it has not made and does not intend to make adjustments to overall executive compensation or any element thereof solely or primarily either to target a specified threshold level of compensation or market benchmark within the peer group, our larger industry or some other group of comparable companies or to act solely on the recommendations of Aon.

For the 2022 annual compensation review, the companies included in the peer group were Alector, Inc., Annexon, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., BioXcel Therapeutics, Inc., Cerevel Therapeutics Holdings Inc., ChemoCentryx, Inc., Fulcrum Therapeutics, Inc., ImmunoGen, Inc., Intra-Cellular Therapies, Inc., Karuna Therapeutics, Inc., Kura Oncology, Inc., Praxis Precision Medicines, Inc., Prothena Corporation plc, Repare Therapeutics Inc., Replimune Group Inc., Sage Therapeutics, Inc., Zogenix, Inc., and Zymeworks Inc. Our 2022 peer group removed Abeona Therapeutics Inc., Adamas Pharmaceuticals, Inc., Calithera Biosciences, Inc., Concert Pharmaceuticals, Inc., Constellation Pharmaceuticals, Inc., Correvio Pharma Corp., GlycoMimetics, Inc., Homology Medicines, Inc., Marinus Pharmaceuticals, Inc., Ovid Therapeutics Inc., Pieris Pharmaceuticals, Inc., Revance Therapeutics, Inc., Scholar Rock Holding Corp., Syros Pharmaceuticals, Inc., Voyager Therapeutics, Inc. and Zynerba Pharmaceuticals, Inc. from our prior year peer group as a result of our updated peer group criteria discussed above.

In November 2022, Aon was retained, and changes were made to the peer group for 2023. The Compensation Committee, with input from management, approved the changes to the peer group. The companies included in the peer group in the 2023 annual compensation review are Alector, Inc., Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Aurinia Pharmaceuticals Inc., Axsome Therapeutics, Inc., Cerevel Therapeutics Holdings Inc., ChemoCentryx, Inc., Chinook Therapeutics, Inc., Denali Therapeutics Inc., ImmunoGen, Inc., Intra-Cellular Therapies, Inc., Iovance Biotherapeutics, Inc., IVERIC bio, Inc., Karuna Therapeutics, Inc., Kura Oncology, Inc., Prothena Corporation plc, Relay Therapeutics, Inc., Replimune Group Inc., Sage Therapeutics, Inc., and SpringWorks Therapeutics, Inc.

Annual Compensation Review Process

After the end of each calendar year, we evaluate each executive officer’s performance for the completed year. Our Chief Executive Officer, with respect to each executive other than himself, prepares a written evaluation based on his evaluation of the executives and input from others within the Corporation. Our Chief Executive Officer also prepares his own self-assessment. This process leads to a recommendation by our Chief Executive Officer to our Compensation Committee with respect to each executive officer, including himself, as to:

•
the achievement of stated corporate and any individual performance goals;
•
the level of contributions made to the general management and guidance of the Corporation;
•
the need for salary increases and the amount of salary increases;
•
the performance-based non-equity bonus targets for the next calendar year; and
•
whether or not stock option awards should be made and a recommended number of stock options to be granted.

These recommendations are reviewed by our Compensation Committee and are taken into account along with input from the Board when it makes a final determination on all such matters.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•
base salary;
•
annual performance-based non-equity bonuses;
•
equity incentive awards;
•
broad-based health benefits; and
•
severance and change of control benefits.

We do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing information provided by Aon and other relevant data, determines what it believes to be the appropriate level and mix of the various compensation components. We generally strive to provide our executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for the Corporation and our shareholders. Therefore, we provide cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of non-equity bonus compensation to incent and reward superior performance based on specific annual goals.

To further focus our executives on longer-term performance and the creation of shareholder value, we rely upon equity-based awards that vest over a meaningful period of time. In addition, we provide our executive officers with benefits that are generally available to our salaried employees and severance benefits to incentivize them to continue to strive to achieve shareholder value in connection with change of control situations.

Base salary

We use base salaries to compensate for services rendered on a day-to-day basis and to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our executive officers are typically established through arm’s length negotiation at the time the executive is hired, taking into account the position for which the executive is being considered and the executive’s qualifications, prior experience and prior salary. None of our executive officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary.

On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer, and after consultation with our Board, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry and among our peer group and where the executive’s salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with other companies. Ms. DiFabio’s 2022 base salary was negotiated with her as part of her employment agreement, and was based on these same considerations, including peer group market data provided by Aon. No formulaic base salary increases are provided to our executive officers, and we do not target the base salaries of our executive officers at a specified compensation level within our peer group or other market benchmark. All of our executive officers’ base salaries are analyzed based on market data on the applicable U.S. salary ranges in U.S. dollars, with Canadian resident executive officers paid in Canadian dollars and U.S. resident executive officers paid in U.S. dollars. The U.S. dollar amount of our Canadian resident executive officers’ semi-monthly pay is converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Canadian resident executive officers in Canadian dollars. The base salary of our Chief Executive Officer is reviewed by the Compensation Committee annually based on the same factors and input.

During its annual review of our executives’ target compensation in 2022, the Compensation Committee reviewed market compensation data provided by Aon, as well as a variety of other factors as noted above, including performance, length of service and criticality of role. The table below shows the changes to the annualized base salaries of our NEOs between 2022 and 2021:

		2021 Base Salary(1)
Named Executive Officer	2022 Base Salary	Prior to June 3, 2021	Effective from June 3, 2021	Total Annualized 2021 Base Salary	% Increase 2022 vs Annualized 2021
Ian Mortimer(2)	$594,000	$500,000	$541,000	$523,814	13.4%
Sherry Aulin(3)	425,000	231,826	320,000	283,039	50.2%
Christopher Von Seggern(4)	420,000	390,000	390,000	390,000	7.7%
Christopher Kenney(4)	465,000	N/A	450,000	450,000	3.3%
Andrea DiFabio(4)	450,000	N/A	N/A	N/A	N/A

(1)
Effective June 3, 2021, Mr. Mortimer and Ms. Aulin began serving as our President and Chief Executive Officer and Chief Financial Officer, respectively.
(2)
The U.S. dollar amount of Mr. Mortimer’s semi-monthly pay is converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Mr. Mortimer in Canadian dollars. Mr. Mortimer’s base salary increase from 2021 to 2022 was impacted by the following factors: (i) upon his promotion to Chief Executive Officer in June 2021, Mr. Mortimer’s base salary was increased; and (ii) Mr. Mortimer’s 2022 base salary was impacted by increases observed in the market data obtained from the changes to our peer group in 2022 discussed above.
(3)
For the period from January 1, 2021 to June 2, 2021, Ms. Aulin’s base salary was CAD$290,000. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7994 which was the average Bank of Canada foreign exchange rate for the period. Effective June 3, 2021 through December 31, 2021, Ms. Aulin’s base salary was USD$320,000. The U.S. dollar amount of Ms. Aulin’s semi-monthly pay is converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Ms. Aulin in Canadian dollars. Ms. Aulin’s base salary increase from 2021 to 2022 was impacted by the following factors: (i) prior to assuming the role of Chief Financial Officer in June 2021, Ms. Aulin’s base salary as Vice President, Finance was analyzed with reference to Canadian compensation data; (ii) upon her promotion to Chief Financial Officer in June 2021, Ms. Aulin’s base salary was increased; and (iii) Ms. Aulin’s 2022 base salary was impacted by increases observed in the market data obtained from the changes to our peer group in 2022 discussed above.
(4)
Drs. Kenney and Von Seggern and Ms. DiFabio are employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Dr. Kenney joined the Corporation as Chief Medical Officer in August 2021 and Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.

Non-Equity Incentive Plan Compensation and Bonuses

We have designed our annual performance-based non-equity bonus program to emphasize pay-for-performance and to reward our executive officers for the achievement of specified annual corporate objectives. Each executive officer is eligible to receive an annual performance-based non-equity bonus, which we refer to as an annual cash bonus, in an amount equal to a percentage of his or her base salary, or bonus percentage.

The annual cash bonus is based on the achievement of corporate objectives that focus on specific research, clinical, regulatory, operational and financial milestones, with a focus on the advancement of our product candidates in pre-clinical and clinical development, the pursuit of various internal initiatives and ensuring the adequate funding of the Corporation. The corporate objectives are proposed by the Chief Executive Officer, the NEOs and other members of senior management each year in our annual operating plan that is reviewed and approved, following consultation with the Board, by our Compensation Committee, with such modifications to the proposed corporate objectives as the Compensation Committee deems appropriate. Following approval of the 2022 corporate objectives, no subsequent modifications were made, although additional corporate achievements outside of the corporate goals were taken into consideration by the Compensation Committee in their determination of the NEO bonus amounts for 2022. In determining whether the corporate objectives for each year have been met, our Compensation Committee takes into consideration the extent to which each specific corporate objective was achieved, including in circumstances where achievement of the particular goal was exceeded, as well as any additional objectives that were not contemplated when the corporate objectives were initially determined.

Our Compensation Committee has the authority to shift corporate objectives to subsequent fiscal years and eliminate them from the current year’s bonus determination if it determines that circumstances that were beyond the control of the executives were the primary cause of a goal being unattainable. The corporate objectives are designed to require significant effort and operational success on the part of our executives and the Corporation, but also to be achievable with hard work and dedication.

2022 Non-Equity Incentive Plan Payments

Our 2022 Non-Equity Incentive Plan provides our NEOs with an opportunity for an annual incentive compensation payment solely upon consideration of achievement of our corporate objectives. The corporate objectives comprised the entirety of each NEO’s annual non-equity incentive award opportunity because our NEOs are in the position to influence and drive overall corporate performance and shareholder value, and therefore the Compensation Committee believes it is appropriate that all of their annual non-equity incentive payments be awarded on this basis. Each NEO’s target award is set based on a percentage of the NEO’s base salary.

On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to his own compensation) and after consultation with our Board, any appropriate adjustments to the target annual incentive compensation amounts for our NEOs as a percentage of their base salary, based on the same factors and inputs as described above with respect to base salary. The 2022 target award opportunity as a percentage of base salary was increased for Mr. Mortimer, Ms. Aulin and Dr. Von Seggern over their respective annualized 2021 target award opportunities to better align with target bonus amounts paid by our peer group as reflected in market data provided by Aon and, in the case of Mr. Mortimer and Ms. Aulin, to reflect their change in role as a result of their promotions in June 2021. Ms. DiFabio’s 2022 target annual incentive compensation amount was negotiated with her as part of her employment agreement, and was based on these same considerations, including peer group market data provided by Aon. Our NEOs’ target awards for 2022 and 2021 were as follows:

		2021 Target Award Opportunity (as a Percentage of Base Salary)
Named Executive Officer	2022 Target Award Opportunity (as a Percentage of Base Salary)	Prior to June 3, 2021	Effective from June 3, 2021
Ian Mortimer(1)	55%	45%	55%
Sherry Aulin(1)	40%	30%	40%
Christopher Von Seggern(2)	40%	35%	35%
Christopher Kenney(2)	40%	N/A	40%
Andrea DiFabio(2)	40%	N/A	N/A

(1)
Effective June 3, 2021, Mr. Mortimer and Ms. Aulin began serving as our President and Chief Executive Officer, and Chief Financial Officer, respectively.
(2)
Drs. Kenney and Von Seggern and Ms. DiFabio are employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Dr. Kenney joined the Corporation as Chief Medical Officer in August 2021 and Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.

The 2022 performance goals for our NEOs are based on the achievement of the following corporate objectives:

Corporate Objectives	Target	Achievement
Clinical	XEN1101 “end-of-Phase 2” meeting with U.S. Food and Drug Administration and initiation of a Phase 3 clinical program in epilepsy	Overachieved
	XEN1101 company-sponsored major depressive disorder proof-of-concept clinical trial initiation and recruitment	Achieved
	On track for XEN496 Phase 3 clinical trial completion in the first half of 2023	Not Achieved
Partnered Programs	Achieve a partnership milestone and complete collaboration support to Neurocrine Biosciences Inc	Achieved
Pre-Clinical	Transition one discovery stage project to nomination of a development track candidate and one clinical candidate into Phase 1 clinical studies	Not Achieved
Business/Financial Operations	Execute against the Corporation’s capital markets plan and cash-runway objective	Overachieved

In March 2022, the Compensation Committee approved the corporate goals described above for our 2022 performance-based cash bonus. The Compensation Committee with input from the Board evaluated the accomplishments and performance of the Company relative to these 2022 corporate objectives. The Compensation Committee considered our overachievement of the clinical and financial objectives, such as the clinical objective relating to our lead clinical program, XEN1101, and the successful completion of a significant capital raise, which the Committee viewed as key value drivers for the Company. The Committee considered the relative importance of the corporate goals in terms of their impact to our shareholders. In addition, the Compensation Committee also reviewed and determined that a number of additional corporate achievements outside of the corporate goals were successfully completed during the year, including successfully supporting substantial organizational growth and improving organizational operations and decision-making to better position the Company to execute on the XEN1101 development program in 2023 and beyond. The Committee determined to award bonuses to our NEOs at 105% of target levels.

For 2022, the aggregate annual payments earned by our NEOs under our 2022 Non-Equity Incentive Plan were the following:

Named Executive Officer	Target Award Opportunity	% of Target Levels Approved	Actual Award Amount
Ian Mortimer(1)	$327,068	105%	$343,422
Sherry Aulin(1)	170,114	105	178,619
Christopher Von Seggern(2)	168,000	105	176,400
Christopher Kenney(2)	186,000	105	195,300
Andrea DiFabio(2)	27,346	105	28,713

(1)
Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7692, which was the average Bank of Canada foreign exchange rate for the 2022 fiscal year.
(2)
Compensation amounts for Drs. Kenney and Von Seggern and Ms. DiFabio were denominated in U.S. dollars pursuant to their employment agreements with Xenon Pharmaceuticals USA Inc. The compensation amounts in the column titled “Actual Award Amount” reflect the actual U.S. dollar amounts paid to Drs. Kenney and Von Seggern and Ms. DiFabio, respectively.

Executive Incentive Compensation Plan

In March 2023, we formalized our past bonus practices by adopting the Executive Incentive Compensation Plan (the “Incentive Compensation Plan”) and approving 2023 performance goals under the Incentive Compensation Plan. The Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the administrator of the Incentive Compensation Plan, including our NEOs, based upon performance goals established by the administrator.

Under the Incentive Compensation Plan, the administrator determines the performance goals applicable to any award, which goals may include, without limitation, goals related to research and development milestones, regulatory milestones or regulatory-related goals, gross margin, financial milestones, stock price, total shareholder return, growth in shareholder value relative to the moving average of the S&P 500 Index or another index, new product invention or innovation, business development, operating margin, product release timelines or other product release milestones, publications, cash flow, cash position, procurement, savings, internal structure, leadership development, project function or portfolio-specific milestones, license or research collaboration agreements, capital raising, patentability, other company, subsidiary, divisional or unit objectives, and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award.

Our Compensation Committee administers the Incentive Compensation Plan. The Board may administer the Incentive Compensation Plan concurrently with the Compensation Committee or revoke the delegation of some or all authority previously delegated. The administrator of the Incentive Compensation Plan may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, to earn an actual award, a participant must be employed by us through the date the actual award is paid. Payment of awards occurs as soon as practicable after they are earned, but no later than the dates set forth in the Incentive Compensation Plan.

The Board and the administrator have the authority to amend, suspend or terminate the Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards.

Start Bonuses and Other Discretionary Bonuses

In particular circumstances, we sometimes award cash signing bonuses when executive officers first join us or cash bonuses in connection with the achievement of major corporate objectives. Such cash signing bonuses typically must be repaid in full if the executive officer voluntarily terminates employment with us or is terminated for cause prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount of the bonus is determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses or to create additional incentive for an executive to join the Corporation in a position where there is high market demand. Cash bonuses made outside of our annual performance-based cash bonus program may sometimes be awarded in connection with the achievement of major corporate objectives.

In connection with her hire, Ms. DiFabio was provided with a one-time start bonus of $100,000, which was negotiated as part of her employment agreement. If, within the first twelve months of her employment, Ms. DiFabio’s employment with us is terminated by us with cause or if she resigns her employment for any reason, she is required to repay this start bonus in full. No discretionary bonuses other than Ms. DiFabio's starting bonus were awarded to NEOs in 2022.

Equity Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. While we do not currently have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. Because our executive officers profit from stock options only if the price per share of our Common Shares increases relative to the stock option’s exercise price, we believe that stock options provide meaningful incentives to our executives to achieve increases in the value of our Common Shares over time. In addition, the vesting feature of our equity grants contributes to executive retention by providing an incentive to our executives to remain employed by us during the vesting period.

We use stock options to compensate our executive officers both in the form of initial grants in connection with the commencement of employment and generally on an annual basis thereafter. Our Compensation Committee may also make additional discretionary grants to reward an employee, for retention purposes or for other circumstances recommended by management. Typically, one quarter of the stock options that we grant to our executive officers vest on the one-year anniversary of the start date for new employee grants and on January 1 of the following year for annual grants, with, in each case, the remaining three-quarters of the stock options vesting in equal monthly installments over the next three years. Vesting and exercise rights cease shortly after termination of employment, except in the case of mutual agreement, death or disability. Prior to the exercise of a stock option, the holder has no rights as a shareholder with respect to the Common Shares subject to such stock option, including voting rights or the right to receive dividends or dividend equivalents.

The exercise price of stock options granted is equal to the fair market value of our Common Shares on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant. It is our intention to grant equity awards on, at minimum, an annual basis.

In determining the size of the annual stock option grants to our executive officers, our Compensation Committee considers recommendations developed by Aon, including information regarding comparative stock ownership of and equity grants received by the executives in our peer group and our industry. In addition, our Compensation Committee considers our corporate and individual performance, the potential for enhancing the creation of value for our shareholders, the amount of equity previously awarded to the executives and the vesting of such awards.

In March 2022, our Compensation Committee approved the annual grant of stock options to our NEOs. The 2022 grants reflected peer group market data provided by Aon and our strong operational and stock price performance. Each of these grants vests over four years, with 25% of the stock options vesting on January 1, 2023, and the remaining 75% vesting in equal monthly installments over the following three years, subject to continued service with us, and covers the following number of Common Shares:

Named Executive Officer	Common Shares Subject to Option
Ian Mortimer	400,000
Sherry Aulin	125,000
Christopher Von Seggern	100,000
Christopher Kenney	125,000

In November 2022, our Compensation Committee approved the grant of 135,000 stock options to Ms. DiFabio upon commencement of her employment in November 2022. The grant vests over four years, with 25% of the stock options vesting on the one-year anniversary of the start date and the remaining 75% vesting in equal monthly installments over the following three years, subject to continued service with us.

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance, long term disability insurance, paramedical coverage and contributions equivalent to 5% of base salary intended for retirement savings. All of our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Certain of our executive officers are also entitled to supplemental long-term disability insurance and critical illness insurance coverage that is not available to our other employees of the Corporation. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers. Our Compensation Committee in its discretion may revise, amend or add to the executive officer’s benefits and perquisites if it deems it advisable.

Retirement and Pension Benefits

We provide our employees with contributions of up to 5% of their base salary intended for retirement savings, including for example contributions to an RRSP for our Canadian employees, a Canadian retirement plan with features similar to a 401(k) plan, or to a 401(k) plan for employees in the United States. All of our NEOs are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

Executive Employment Arrangements

We have entered into employment agreements with each of our NEOs with the oversight and approval of our Compensation Committee. Each of these employment agreements was negotiated by the Corporation with the applicable NEO, and contains terms intended to attract, retain and motivate our NEOs. These employment agreements have no specified term. The agreements set forth the terms and conditions of employment of each NEO, including base salary, target annual bonus amount, standard employee benefit plan participation, and initial stock option and the terms of vesting of the initial stock option grant. In addition, Ms. DiFabio’s employment agreement provides for a start bonus, as described above, which was provided as part of the negotiation of her employment arrangement with us.

Severance and Change of Control Benefits

Pursuant to the current employment agreements we have entered into with our executive officers, our executive officers are entitled to specified benefits in the event of the termination of their employment under specified circumstances. We believe that providing these benefits helps us compete for executive talent. In addition, we believe that these protections are necessary to provide our valuable executives with incentives to forego other employment opportunities and remain employed with us and to maintain continued focus and dedication to their responsibilities to maximize shareholder value, including if there is a potential transaction that could involve a change of control. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally in-line with severance packages offered to executives of the companies in our peer group. In addition, these protections are available only if the NEOs execute and do not revoke a general release of claims in our favor, which is an important benefit for the Corporation. Please refer to the section of this Circular captioned “Executive Compensation — Potential Payments upon a Termination or Change in Control” for a more detailed discussion of these benefits.

Limits on Hedging and Pledging; Clawback Policy

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Corporation’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Corporation securities. Stock options, share appreciation rights, other securities issued pursuant to Corporation benefit plans or other compensatory arrangements with the Corporation, and broad-based index options, futures or baskets are not subject to this prohibition. Our insider trading policy also prohibits certain types of pledges of our securities by certain of our employees, including executive officers and members of our Board, specifically holding our securities in margin accounts or pledging our securities as collateral for a loan.

Our Amended and Restated 2014 Plan and our 2019 Inducement Equity Incentive Plan (the “2019 Inducement Plan”) provide that awards granted under the respective plan will be subject to recoupment under any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and under the Amended and Restated 2014 Plan and the 2019 Inducement Plan we may also impose such other clawback provisions to an equity award as we deem appropriate. In addition, the SEC is expected to approve listing standards that will require companies to implement clawback policies for the recovery of incentive-based compensation. The Corporation intends to implement a clawback policy in accordance with SEC and Nasdaq requirements no later than the date required by such rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section captioned “Compensation Discussion and Analysis” that appears in this Circular with management and, based on such review and discussion, the Compensation Committee has recommended to our Board that this “Compensation Discussion and Analysis” section be included in this Circular and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Respectfully submitted by the members of the Compensation Committee of the Board:

The Compensation Committee
Dr. Mohammad Azab (Chair)
Mr. Patrick Machado
Dr. Gary Patou

Risk Considerations in Our Compensation Program

Our Compensation Committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across the Corporation. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives, including the following:

•
annual establishment of corporate objectives for our performance-based cash bonus programs for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;
•
the mix between fixed and variable, annual and long-term and cash and equity compensation are designed to encourage strategies and actions that balance our short-term and long-term best interests; and
•
stock option awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Summary Compensation Table

The table below sets forth compensation information for our NEOs for 2022:

Name and Principal Position	Year	Salary(1)	Non-equity Incentive Plan(1)(2)	Option Awards(3)	Bonus		All Other Compensation(1)		Total
Ian Mortimer	2022	$594,669	$343,422	$8,254,844	$—		$35,669	(4)	$9,228,604
President and Chief Executive Officer	2021	524,297	400,469	2,937,835	—		32,396	(4)	3,894,997
	2020	461,970	176,704	1,115,534	—		28,876	(4)	1,783,084
Sherry Aulin	2022	425,284	178,619	2,579,639	—		29,317	(5)	3,212,859
Chief Financial Officer	2021	282,729	154,773	1,549,888	—		21,135	(5)	2,008,525
Christopher Von Seggern(6)	2022	420,000	176,400	2,063,711	—		21,668	(7)	2,681,779
Chief Commercial Officer
Christopher Kenney(6)	2022	465,000	195,300	2,579,639	—		23,918	(8)	3,263,857
Chief Medical Officer	2021	162,115	97,269	1,667,542	—		8,483	(8)	1,935,409
Andrea DiFabio(6)	2022	68,365	28,713	3,352,440	100,000	(9)	3,432	(10)	3,552,950
Chief Legal Officer and Corporate Secretary

(1)
Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rates used for such conversions were 0.7692, 0.7980 and 0.7461, which were the average Bank of Canada foreign exchange rates for the 2022, 2021 and 2020 fiscal years, respectively.
(2)
The amount represents payments earned in 2022, 2021 and 2020 under the 2022, 2021 and 2020 Non-Equity Incentive Plan, which were paid in March 2023, March 2022 and March 2021, respectively, as discussed under the section of this Circular captioned “Non-Equity Incentive Plan Compensation and Bonuses.”
(3)
Represents the aggregate grant date fair value of stock options granted. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and SEDAR.
(4)
Of the total amount for 2022, (i) $505 represents life insurance premiums through our group extended benefit plan, (ii) $5,430 represents other insurance premiums, and (iii) $29,734 represents contributions intended for retirement savings. Of the total amount for 2021, (i) $546 represents life insurance premiums through our group extended benefit plan, (ii) $5,635 represents other insurance premiums, and (iii) $26,215 represents contributions intended for retirement savings. Of the total amount for 2020, (i) $510 represents life insurance premiums through our group extended benefit plan, (ii) $5,267 represents other insurance premiums, and (iii) $23,099 represents contributions intended for retirement savings.
(5)
Of the total amount for 2022, (i) $505 represents life insurance premiums through our group extended benefit plan, (ii) $7,548 represents other insurance premiums, and (iii) $21,264 represents contributions intended for retirement savings. Of the total amount for 2021, (i) $546 represents life insurance premiums through our group extended benefit plan, (ii) $6,453 represents other insurance premiums, and (iii) $14,136 represents contributions intended for retirement savings.
(6)
Drs. Kenney and Von Seggern and Ms. DiFabio are employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Dr. Von Seggern joined the Corporation as Chief Commercial Officer in July 2020, Dr. Kenney joined the Corporation as Chief Medical Officer in August 2021 and Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022. Compensation amounts, except amounts in the column titled “Option Awards,” reflect the actual U.S. dollar amounts paid to Drs. Kenney and Von Seggern and Ms. DiFabio, respectively.
(7)
Of the total amount for 2022, (i) $668 represents life insurance premiums through our group extended benefit plan, and (ii) $21,000 represents contributions intended for retirement savings.
(8)
Of the total amount for 2022, (i) $668 represents life insurance premiums through our group extended benefit plan, and (ii) $23,250 represents contributions intended for retirement savings. Of the total amount for 2021, (i) $377 represents life insurance premiums through our group extended benefit plan, and (ii) 8,106 represents contributions intended for retirement savings.
(9)
Ms. DiFabio received a one-time start bonus of $100,000 upon joining the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.
(10)
Of the total amount for 2022, (i) $14 represents life insurance premiums through our group extended benefit plan, and (ii) $3,418 represents contributions intended for retirement savings.

Grants of Plan-Based Awards in Fiscal Year 2022

The following table presents information regarding grants of plan-based awards during 2022 to our NEOs:

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards: Target ($)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Option Awards ($)(4)
Ian Mortimer	—	$327,068	—	$—	$—
	3/10/2022	—	400,000	30.01	8,254,844
Sherry Aulin	—	170,114	—	—	—
	3/10/2022	—	125,000	30.01	2,579,639
Christopher Von Seggern(5)	—	168,000	—	—	—
	3/10/2022	—	100,000	30.01	2,063,711
Christopher Kenney(5)	—	186,000	—	—	—
	3/10/2022	—	125,000	30.01	2,579,639
Andrea DiFabio(5)	—	27,346	—	—	—
	11/7/2022	—	135,000	34.77	3,352,440

(1)
Represents the target amount of each NEO’s annual payments under our 2022 Non-Equity Incentive Plan as established as described in “Compensation Discussion and Analysis” above. Actual payments made for 2022 are provided in the “Summary Compensation Table.” As there are no threshold or maximum amounts with respect to these performance-based annual payments, the columns “Threshold ($)” and “Maximum ($)” are inapplicable and therefore have been omitted from this table. Compensation amounts for Mr. Mortimer and Ms. Aulin were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. For 2022, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7692 which was the average Bank of Canada foreign exchange rate for the 2022 fiscal year.
(2)
Options awarded with time-based vesting criteria established by the Compensation Committee and described in the section of this Circular captioned “Executive Compensation — Compensation Discussion and Analysis — Equity Incentive Awards.
(3)
The exercise price of these stock options is equal to the closing price of our common shares as reported on the Nasdaq on the grant date.
(4)
Represents the aggregate grant date fair value of stock options granted. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and SEDAR.
(5)
Drs. Kenney and Von Seggern and Ms. DiFabio are employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Ms. DiFabio joined the Corporation as Chief Legal Officer and Corporate Secretary in November 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning all equity awards held by our NEOs at December 31, 2022:

	Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Vesting Commencement Date	Exercisable		Unexercisable		Option Exercise Price ($/share)		Option Expiration Date
Ian Mortimer	8/1/2013	42,592	(1)	—		CAD$	9.76	7/31/2023
	1/1/2014	6,172	(1)	—		CAD$	10.78	1/13/2024
	1/14/2014	20,576	(1)	—		CAD$	10.78	1/13/2024
	1/1/2015	55,000	(1)	—		USD$	17.76	3/16/2025
	12/18/2015	25,000	(1)	—		USD$	7.69	12/17/2025
	1/1/2016	40,000	(1)	—		USD$	7.49	3/10/2026
	1/1/2017	75,000	(1)	—		USD$	8.40	3/12/2027
	10/23/2017	25,000	(1)	—		USD$	3.10	10/22/2027
	1/1/2018	105,000	(1)	—		USD$	4.75	3/11/2028
	9/16/2019	135,000	(2)	—		USD$	9.44	9/15/2029
	1/1/2020	108,750	(1)	36,250	(1)	USD$	11.58	3/11/2030
	1/1/2021	50,000	(1)	50,000	(1)	USD$	20.55	3/11/2031
	6/3/2021	49,479	(1)	75,521	(1)	USD$	18.56	6/2/2031
	1/1/2022	—		400,000	(1)	USD$	30.01	3/9/2032
Sherry Aulin	9/16/2019	9,334	(2)	—		USD$	9.44	9/15/2029
	1/1/2020	16,500	(1)	5,500	(1)	USD$	11.58	3/11/2030
	1/1/2021	11,000	(1)	11,000	(1)	USD$	20.55	3/11/2031
	6/3/2021	39,583	(1)	60,417	(1)	USD$	18.56	6/2/2031
	1/1/2022	—		125,000	(1)	USD$	30.01	3/9/2032
Christopher Von Seggern	8/17/2020	60,416	(1)	39,584	(1)	USD$	11.27	8/16/2030
	1/1/2021	30,000	(1)	30,000	(1)	USD$	20.55	3/11/2031
	1/1/2022	—		100,000	(1)	USD$	30.01	3/9/2032
Christopher Kenney	8/23/2021	53,125	(1)	96,875	(1)	USD$	16.64	8/22/2031
	1/1/2022	—		125,000	(1)	USD$	30.01	3/9/2032
Andrea DiFabio	11/7/2022	—		135,000	(1)	USD$	34.77	11/6/2032

(1)
Stock options vest over four years as follows: 25% of the stock options vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years.
(2)
Stock options vest over three (3) years in equal monthly installments.

Option Exercises for Fiscal Year 2022

The following table presents information concerning the exercise of options during 2022 by our NEOs (with the reported value for exercised options based on the market price on the applicable date less the applicable exercise price):

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Ian Mortimer	—	$—
Sherry Aulin	18,648	607,697
Christopher Von Seggern	—	—
Christopher Kenney	—	—
Andrea DiFabio	—	—

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2022. As of December 31, 2022, we have three (3) equity compensation plans, two (2) of which were approved by our shareholders: (i) our pre-existing Amended and Restated Stock Option Plan (the “Stock Option Plan”) and (ii) the Amended and Restated 2014 Plan which was amended in June 2022. In connection with our initial public offering (“IPO”), we ceased granting stock options pursuant to the Stock Option Plan. In addition, our 2019 Inducement Plan has not been approved by our shareholders and was terminated in June 2020 in connection with the shareholder approval of the amendment and restatement of the Amended and Restated 2014 Plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,998,482	$18.90	5,646,490
Equity compensation plans not approved by security holders(1)	119,300	$10.01	—
Total	7,117,782	$18.75	5,646,490

(1)
On September 9, 2019, the Board adopted the 2019 Inducement Plan. The 2019 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, and is further described below in the section captioned “—Employee Benefit and Stock Plans—2019 Inducement Equity Incentive Plan.”

Executive Employment Arrangements

Mr. Ian Mortimer

Effective in June 2021, Mr. Mortimer began serving as our President and Chief Executive Officer. Mr. Mortimer’s current employment agreement, entered into in January 2021 in connection with his appointment as our President and Chief Executive Officer, is for an indefinite term. Mr. Mortimer’s current base salary is $665,000 and his current target annual incentive payment is 60% of his base salary. The U.S. dollar amount of Mr. Mortimer’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Mr. Mortimer in Canadian dollars. Additionally, his employment agreement provides for severance benefits if Mr. Mortimer is terminated without cause or resigns for good reason in connection with a change of control, or if he is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Mr. Mortimer under such circumstances, please see the section captioned “Potential Payments upon a Termination or Change in Control” below.

Ms. Sherry Aulin

Effective in June 2021, Ms. Aulin began serving as our Chief Financial Officer. Ms. Aulin’s current employment agreement, entered into in January 2021 in connection with her appointment as our Chief Financial Officer, is for an indefinite term. Ms. Aulin’s current annual base salary is $465,000, and her current target annual incentive payment remains 40% of her base salary. The U.S. dollar amount of Ms. Aulin’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Ms. Aulin in Canadian dollars. Additionally, her employment agreement provides for severance benefits if Ms. Aulin is terminated without cause or resigns for good reason in connection with a change of control, or if she is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Ms. Aulin under such circumstances, please see the section captioned “Potential Payments upon a Termination or Change in Control” below.

Dr. Christopher Kenney

We entered into an employment agreement in August 2021 with Dr. Kenney, our Chief Medical Officer. The employment agreement is for an indefinite term. Dr. Kenney’s current annual base salary is $510,000, and his current target annual incentive payment remains 40% of his base salary. Additionally, his employment agreement provides for severance benefits if Dr. Kenney is terminated without cause or resigns for good reason in connection with a change of control, or if he is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Dr. Kenney under such circumstances, please see the section captioned “Potential Payments upon a Termination or Change in Control” below.

Dr. Christopher Von Seggern

We entered into an employment agreement in July 2020 with Dr. Von Seggern, our Chief Commercial Officer. The employment agreement is for an indefinite term. Dr. Von Seggern’s current annual base salary is $440,000, and current target his annual incentive payment remains 40% of his base salary. Additionally, his employment agreement provides for severance benefits if Dr. Von Seggern is terminated without cause or resigns for good reason in connection with a change of control, or if he is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Dr. Von Seggern under such circumstances, please see the section captioned “Potential Payments upon a Termination or Change in Control” below.

Ms. Andrea DiFabio

We entered into an employment agreement in November 2022 with Ms. DiFabio, our Chief Legal Officer and Corporate Secretary. The employment agreement is for an indefinite term. Ms. DiFabio’s current annual base salary is $460,000, and her current target annual incentive payment remains 40% of her base salary. Additionally, her employment agreement provides for severance benefits if Ms. DiFabio is terminated without cause or resigns for good reason in connection with a change of control, or if she is terminated without cause not in connection with a change of control. For details regarding the Corporation’s obligations to Ms. DiFabio under such circumstances, please see the section captioned “Potential Payments upon a Termination or Change in Control” below.

Potential Payments upon Termination or Change in Control

We entered into our current employment agreements with Mr. Mortimer and Ms. Aulin in January 2021, with Mr. Kenney in August 2021, with Dr. Von Seggern in July 2020 and with Ms. DiFabio in November 2022. Each of the current employment agreements with our NEOs provides that if we terminate the applicable NEO’s employment without cause (or in the cases of Dr. Kenney, Dr. Von Seggern and Ms. DiFabio, Cause as such term is defined in the NEO’s employment agreement) outside of the period beginning three months before a Change of Control (as such term is defined in the NEO’s employment agreement) and ending 12 months after the Change of Control (the “change of control period”), we will provide (i) in the cases of Mr. Mortimer and Ms. Aulin, a working notice of termination (in which case all terms and conditions of employment including compensation and benefits, subject to the applicable insurer’s terms of coverage), base salary continuance, a lump sum payment of base salary, or an equivalent combination of any of the foregoing, in the amount of 12 months plus 1 additional month for every 1 year of consecutive service (up to a combined maximum of 18 months) (the “Payment Period”), with the amount of notice and/or payment in excess of the amount to which the NEO is entitled under the British Columbia Employment Standards Act (the “Statutory Notice”) conditional upon the NEO signing and returning a full and final release of all claims, and (ii) in the cases of Dr. Kenney, Dr. Von Seggern and Ms. DiFabio, a lump sum severance payment equal to the NEO's base salary for the Payment Period conditional upon the NEO signing and returning a full and final release of all claims. If we provide to Mr. Mortimer or Ms. Aulin the working notice of termination, base salary continuance, and/or lump sum payment of base salary in excess of the Statutory Notice or to Dr. Kenney, Dr. Von Seggern or Ms. DiFabio the lump sum severance payment, we will also provide the NEO with the following: (i) in the cases of Mr. Mortimer or Ms. Aulin, continued coverage for the NEO under our group benefits insurance until the Payment Period ends or the NEO commences full-time employment, subject to the applicable insurer’s terms of coverage (and if the insurer does not continue coverage, payment to the NEO of an amount equal to what the monthly premiums for such continued coverage would have cost), or in the cases of Dr. Kenney, Dr. Von Seggern or Ms. DiFabio, pay on the NEO’s behalf or otherwise reimburse the NEO for the cost of the monthly premiums for the NEO and his or her eligible dependents to continue health care benefits pursuant under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for up to the earlier of the end of the Payment Period or the NEO commences full-time employment, (ii) payment to the NEO of a pro-rated portion of his or her Average Bonus (as defined below), (iii) payment to the NEO of the contributions for retirement savings that we would have paid on his or her behalf for the balance of the Payment Period, (iv) in the case of Mr. Mortimer, continued exercisability of stock options granted under our Stock Option Plan for up to three months following the end of the Payment Period, and (v) continued vesting of stock options and other deferred compensation granted under our Amended and Restated 2014 Plan or any subsequent incentive compensation plan for three months following the date the NEO’s employment terminates and continued exercisability of such options and deferred compensation for up to six months following termination of employment. “Average Bonus” means an amount that is (i) the sum of the annual bonus awards (expressed as a percentage of the applicable year’s base salary) that the NEO earned in each of the three completed calendar years preceding the date the NEO’s employment terminates (or if the NEO has been employed for more than one but fewer than three completed calendar years of service, then the number of completed calendar year(s) preceding the date the NEO’s employment with us terminates), divided by (ii) three, and multiplied by (iii) the NEO’s base salary at the time his or her employment terminates. In Dr. Kenney’s, Dr. Von Seggern’s and Ms. DiFabio’s cases, if the NEO’s employment with us terminates before the one-year anniversary of the NEO’s start date with us, then the NEO’s “Average Bonus” would be the NEO’s target bonus.

If, during the change of control period, the NEO’s employment is terminated without cause (or in the cases of Dr. Kenney, Dr. Von Seggern and Ms. DiFabio, Cause as such term is defined in the NEO’s employment agreement) or the NEO resigns for Good Reason (as such term is defined in the NEO’s employment agreement), we will, in exchange for and conditional upon receipt of a full and final release of all claims, (i) pay the NEO his or her base salary for the Payment Period (or in the case of Mr. Mortimer, for 24 months), (ii) pay the NEO 100% of his or her applicable target bonus, (iii) pay the NEO the contributions for retirement savings that we would have paid on his or her behalf for the balance of the Payment Period (or in the case of Mr. Mortimer, for the 24-month period after the termination of his employment), (iv) fully accelerate the vesting of all of the NEO’s unvested stock options and other deferred compensation awards, (v) in the case of Mr. Mortimer, provide for the continued exercisability of his stock options and awards granted under our Stock Option Plan for the longer of (A) 90 days from the end of the Payment Period or (B) the longer of the period stipulated in the applicable plan or grant, (vi) provide for the continued exercisability of the NEO’s stock options and awards granted under our Amended and Restated 2014 Plan or any subsequent deferred compensation plan for the longer of (A) six months from the termination of the NEO’s employment or (B) the period stipulated in the applicable plan or grant, and (vii) in the cases of Mr. Mortimer or Ms. Aulin, arrange for continued coverage for the NEO under our group benefits insurance until the Payment Period (or in the case of Mr. Mortimer, for the 24-month period after the termination of his employment) ends or the NEO commences full-time employment, subject to the applicable insurer’s terms of coverage (and if the insurer does not continue coverage, pay the NEO an amount equal to what the monthly premiums for such continued coverage would have cost), or in the cases of Dr. Kenney, Dr. Von Seggern or Ms. DiFabio, pay on the NEO’s behalf or otherwise reimburse the NEO for the cost of the monthly premiums for the NEO and the NEO's eligible dependents to continue health care benefits pursuant under COBRA for up to the earlier of the end of the Payment Period or the NEO commences full-time employment.

The following table describes the potential payments and benefits that would be provided to our NEOs in the circumstances described below, assuming that the triggering event took place on December 31, 2022, which is the last day of our fiscal year:

Compensation and Benefits	Termination Without Cause Not in Connection With or Following A Change of Control	Termination Without Cause or Resignation for Good Reason in Connection With or Following A Change of Control
Ian Mortimer
Salary	$891,000	$1,188,000
Non-equity incentive plan	341,055	326,700
Option awards with accelerated vesting(1)	—	7,297,686
Other benefits(2)	58,109	77,479
Total	1,290,164	8,889,865
Sherry Aulin
Salary	637,500	637,500
Non-equity incentive plan	172,833	170,000
Option awards with accelerated vesting(1)	—	2,799,258
Other benefits(2)	48,611	48,611
Total	858,944	3,655,369
Christopher Von Seggern
Salary	490,000	490,000
Non-equity incentive plan	198,450	168,000
Option awards with accelerated vesting(1)	—	2,623,085
Other benefits(2)	72,918	72,918
Total	761,368	3,354,003
Christopher Kenney
Salary	503,750	503,750
Non-equity incentive plan	195,300	186,000
Option awards with accelerated vesting(1)	—	3,385,281
Other benefits(2)	70,147	70,147
Total	769,197	4,145,178
Andrea DiFabio
Salary	450,000	450,000
Non-equity incentive plan	180,000	180,000
Option awards with accelerated vesting(1)	—	629,100
Other benefits(2)	64,001	64,001
Total	694,001	1,323,101

(1)
The value of option awards with accelerated vesting represents the value of unvested stock options, calculated by multiplying the number of Common Shares subject to acceleration by which $39.43, the closing market price of our Common Shares on December 30, 2022 (last trading day of 2022), exceeds the exercise price of such stock option.

(2)
The value of continued coverage for group benefits insurance or health care benefits and contributions for retirement savings that we would have paid on his or her behalf for the balance of the Payment Period (or in the case of Mr. Mortimer with respect to such benefits provided upon a qualifying termination in connection with or following a change of control, for the 24-month period after the termination of his employment).

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Ian Mortimer, our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

Measurement Date

We identified the median employee using our employee population on December 31, 2022 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis, but excluding our CEO).

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee: (a) annual base salary for full-time or part-time employees or the hourly rate multiplied by actual hours worked for hourly employees, (b) target annual cash incentive, and (c) the grant date fair value of any equity awards granted during 2022. In identifying the median employee, we converted compensation amounts paid in Canadian dollars based on the average Bank of Canada U.S. dollar per Canadian dollar foreign exchange rate for the 2022 fiscal year, which was 0.7692. We annualized the compensation value of employees that joined our company during 2022 (other than temporary or seasonal employees), but did not make any cost-of-living adjustments.

Methodology and Pay Ratio

After applying our CACM method, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual total direct compensation in accordance with the requirements of the Summary Compensation Table. Our median employee compensation in 2022 as calculated using Summary Compensation Table requirements was $155,652. Mr. Mortimer’s total annual compensation as reported in the Summary Compensation Table was $9,228,604. Therefore, our CEO Pay Ratio for 2022 is approximately 59:1.

Our CEO Pay Ratio is influenced by the percentage of our employee population based in Canada, which generally have lower average compensation than employees in the U.S. and impacted by foreign exchange translation of the Canadian dollar. As of December 31, 2022, approximately 78% of our employee population is based in Canada and 22% of our employee population is based in the U.S. In addition, Mr. Mortimer’s total annual compensation for 2022 of $9,228,604 was inclusive of an option award, which had a grant date fair value calculated in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model of $8,254,844. Mr. Mortimer’s option award was approved by the Board following review of benchmark data which showed that Mr. Mortimer’s compensation package was within the competitive market range for his skills, experience and demonstrated success leading organizations in the biopharmaceutical industry.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Corporation used the CEO Pay Ratio measure in making compensation decisions.

Additional Ratio. In addition to the information above, we have also calculated the ratio of the base salary of our CEO as compared to the annual base salary of our median employee. In calculating the annual base salary of our median employee, we used the applicable methodology listed above. For fiscal 2022, the median of the annual base salary of our employees (other than our CEO) was $93,765, and the annual base salary of our CEO, as reported in the Summary Compensation Table, was $594,669. Based on this information, the ratio of the annual base salary of our CEO to the median of the annual base salary of all employees (other than the CEO) was approximately 6:1. Neither the Compensation Committee nor our management used this ratio to make compensation decisions.

Pay versus Performance

The following table reports the compensation of our Chief Executive Officer (our Principal Executive Officer, or “PEO”) and the average compensation of the other Named Executive Officers (“Other NEOs”) as reported in the Summary Compensation Table in our proxy statements for the past three years, as well as their “compensation actually paid” (“CAP”), as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules. The CAP values included in the table below reflect a new measure of compensation which is a combined realizable and realized pay measure predicated on fair value. The grant date fair values of option awards included in the Summary Compensation Table have been replaced with fair values reflecting the change in value of option awards during the fiscal year. The calculations do not reflect the actual sale of stock underlying equity awards or the exercise of stock options by the executive.

	Summary Compensation Table Total for PEO - Ian Mortimer(1)	Compensation Actually Paid to PEO - Ian Mortimer(2)(3)	Summary Compensation Table Total for PEO - Simon Pimstone(1)	Compensation Actually Paid to PEO - Simon Pimstone(2)(3)	Average Summary Compensation Table Total for Other NEOs(4)	Average Compensation Actually Paid to Other NEOs(2)(3)	Xenon TSR(5)	Peer Group TSR(6)	Net Loss (in thousands)(7)
2022	$9,228,604	$13,947,116	$—	$—	$3,177,945	$3,664,432	$301	$111	$125,373
2021	3,894,997	8,160,743	4,116,416	9,969,831	1,971,967	3,759,699	238	125	78,882
2020	—	—	2,941,911	3,958,576	1,444,912	1,835,688	117	126	28,837

(1)
Mr. Mortimer served as the President and Chief Financial Officer for the year 2020 through to June 2, 2021, and President and Chief Executive Officer since June 3, 2021. His total compensation for 2022 and 2021 have been disclosed as amounts related to the first PEO. Dr. Pimstone served as the Chief Executive Officer for the year 2020 through to June 2, 2021. His total compensation for 2020 and 2021 have been disclosed as amounts related to the second PEO. Compensation amounts paid to our PEOs were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. For 2022, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7692, 0.7980 and 0.7461, which were the average Bank of Canada foreign exchange rates for the 2022, 2021 and 2020 fiscal years, respectively.
(2)
The 2022 Summary Compensation Table totals reported for the PEOs and the average of the Other NEOs for each year were subject to the following adjustments per Item 402(v)(2) (iii) of Regulation S-K to calculate “compensation actually paid”:

	2022		2021			2020
	PEO - Ian Mortimer	Average for Other NEOs	PEO - Ian Mortimer	PEO - Simon Pimstone	Average for Other NEOs	PEO - Simon Pimstone	Average for Other NEOs
Summary Compensation Table	$9,228,604	$3,177,945	$3,894,997	$4,116,416	$1,971,967	$2,941,911	$1,444,912
Adjustments
Deduction for amounts reported under "Option Awards" in the Summary Compensation Table	(8,254,844)	(2,643,857)	(2,937,835)	(3,104,921)	(1,608,715)	(2,154,135)	(807,801)
Year-end fair value of option awards granted during year that remained unvested as of last day of year	11,554,862	2,527,625	5,223,454	5,133,746	3,249,254	2,989,052	1,120,894
Change in fair value from last day of prior year to last day of year of unvested option awards	1,263,011	478,051	1,479,078	2,919,034	111,424	305,345	125,819
Change in fair value from prior years' option awards that vested during the year	155,483	124,668	501,049	905,556	35,769	(123,597)	(48,136)
Compensation Actually Paid	$13,947,116	$3,664,432	$8,160,743	$9,969,831	$3,759,699	$3,958,576	$1,835,688

(3)
For purposes of calculating the CAP to each PEO and the average CAP to our Other NEOs, compensation related to equity awards was remeasured using a Black-Scholes option pricing model as of the applicable year-end date or, in the case of vested options, the vesting date. The Black-Scholes option pricing model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, and the expected risk-free rate, and the assumptions we used for these variables are as follows:

Year Ended December 31,
	2022	2021	2020
Expected term (in years)	5.36 – 6.94	4.67 – 7.21	4.77 – 7.32
Volatility	68.08% - 76.18%	65.59% - 77.46%	66.61% - 70.15%
Risk-free interest rate	1.42% - 4.20%	0.48% - 1.44%	0.22% - 1.42%
Dividend yield	—	—	—

(4)
The Other NEOs for each year are as follows:

2022 – Sherry Aulin, Christopher Von Seggern, Christopher Kenney and Andrea DiFabio

2021 – Sherry Aulin and Christopher Kenney

2020 – Ian Mortimer and Ernesto Aycardi

(5)
Total shareholder return (“TSR”) is calculated by assuming that a $100 investment was made in our Common Shares or the shares represented by the peer group (as applicable) on December 31, 2019 and reinvesting all dividends until the last day of each reported fiscal year.
(6)
Peer Group TSR reflects the Nasdaq Biotechnology Index for all three fiscal years disclosed, which aligns with the peer group used for the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(7)
The amounts reported in this column represent the amount of net loss as reflected in the Corporation’s audited financial statements for the applicable year as included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(8)
No tabular list of financial performance measures or “Company-Selected Measure” has been included because there were no financial performance measures used by the Corporation to link compensation actually paid to the NEOs, for the 2022 fiscal year, to company performance.

Relationship Between Pay versus Performance

We use several non-financial performance measures to align executive compensation with performance, some of which are not presented in the Pay versus Performance table. For example, the executives’ performance-based annual cash bonus for 2022 is based on achievement of corporate objectives that focus on clinical, partnered programs, pre-clinical and business and financial operations established by the Compensation Committee and described in “Non-Equity Incentive Plan Compensation and Bonuses” above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with the metrics reported in the Pay versus Performance table. The following graphs illustrate the relationships between CAP, TSRs and performance metrics presented in the Pay versus Performance table.

CAP vs TSR of Xenon & peer Group

CAP vs TSR of Xenon & Peer Group
CAP (in thousands)
Total Shareholder Return
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
$3,958
$1,836
$126
$117
$8,161
$9,970
$3,760
$238
$125
$13,947
$3,664
$301
$111
PEO Mortimer CAP
PEO Pimstone CAP
Other NEO Avg. Cap
Xenon TSR
Peer Group TSR

CAP vsNet Loss

Employee Benefit and Stock Plans

Amended and Restated 2014 Equity Incentive Plan

In October 2013, our Compensation Committee adopted our 2014 Equity Incentive Plan, which was amended by our Board in April 2014. The 2014 Equity Incentive Plan was approved by our shareholders in June 2014 and became effective on November 3, 2014, and was subsequently amended by our shareholders in June 2020.

The Amended and Restated 2014 Plan permits the grant of incentive share options, which are “incentive stock options” within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, to our employees and any subsidiary corporation’s employees, and the grant of nonstatutory stock options, restricted share, restricted share units, share appreciation rights, and performance shares to employees, officers, directors and consultants of the Corporation or of any of its subsidiaries. Under the Amended and Restated 2014 Plan, options granted generally vest on a graduated basis over a four-year period or less. The exercise price of the options is determined by the Board but must at least be equal to the fair market value of the Common Shares on the date of grant. Options generally may be exercised over a maximum term of ten years. In June 2022, our shareholders approved an amendment to the Amended and Restated 2014 Plan, to increase the maximum number of Common Shares available for issuance (the “Share Reserve”) by 5,300,000 over the existing Share Reserve to 13,365,328 Common Shares. The number of Common Shares that can be issued through restricted share awards, restricted share unit awards, or performance share awards ("full-value awards") is limited to 1,000,000 Common Shares, in the aggregate.

Authorized Shares. We have reserved a total of 13,365,328 Common Shares for issuance pursuant to the Amended and Restated 2014 Plan, of which, as of December 31, 2022, options to purchase 6,803,839 Common Shares were issued and outstanding and 5,646,490 Common Shares remained available for future issuance.

If an award which has not been exercised in full, or, with respect to a full-value award, is forfeited to or repurchased by us due to failure to vest, the number of unpurchased Common Shares reserved for issuance under that award (or for awards other than share options or share appreciation rights that are forfeited or repurchased Common Shares) will become available for future grant or sale under the Amended and Restated 2014 Plan (unless the Amended and Restated 2014 Plan has terminated). With respect to share appreciation rights, only the net Common Shares actually issued will cease to be available under the Amended and Restated 2014 Plan and all remaining Common Shares under share appreciation rights will remain available for future grant or sale under the Amended and Restated 2014 Plan (unless the Amended and Restated 2014 Plan has terminated). Common Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Amended and Restated 2014 Plan. To the extent an award under the Amended and Restated 2014 Plan is paid out in cash rather than Common Shares, such cash payment will not reduce the number of Common Shares available for issuance under the Amended and Restated 2014 Plan. The maximum number of Common Shares that may be issued pursuant to full-value awards shall not exceed 1,000,000 Common Shares. For the avoidance of doubt, any Common Shares that are issued pursuant to full-value awards and subsequently become available for issuance under the Plan pursuant to the Amended and Restated 2014 Plan shall cease to count as Common Shares issued for purposes of this limitation.

Plan Administration. Our Board, or the Compensation Committee, administers the Amended and Restated 2014 Plan. If our Board determines it is desirable to qualify transactions under the Amended and Restated 2014 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the provisions of our Amended and Restated 2014 Plan, the administrator has the power to administer the Amended and Restated 2014 Plan, including the power to determine the eligible persons to whom awards may be granted and the terms and conditions of each award, such as the number of Common Shares to be covered by the award, the vesting conditions that apply to the award, and the award’s exercise price. The administrator also has the power to approve the forms of award agreements for use under the Amended and Restated 2014 Plan, to modify or amend awards, to allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under an award, to interpret the terms of the Amended and Restated 2014 Plan and awards granted under it, and to create, amend and revoke rules relating to the Amended and Restated 2014 Plan, including creating sub-plans. The administrator has the power to make all other determinations deemed necessary or advisable for administering the Amended and Restated 2014 Plan, and the administrator’s interpretations and determinations will be conclusive and binding on us and all other affected persons.

The administrator may not implement an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type, and/or cash or by which the exercise price of an outstanding award is increased or reduced. In addition, no dividends or other distributions will be paid or credited with respect to any Common Shares subject to any unvested portion of an award.

Share Options. We may grant nonstatutory share options and incentive share options under the Amended and Restated 2014 Plan. The exercise price of share options granted under our Amended and Restated 2014 Plan must at least be equal to the fair market value of our Common Shares on the date of grant and also may not be less than the lowest exercise price permitted under applicable rules and regulations of all regulatory authorities to which we are subject. The term of a share option may not exceed ten years. However, any incentive share option granted to a participant who owns 10% or more of the voting power of all classes of our outstanding shares will not have a term of more than five years or an exercise price less than 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of a share option, which may include but is not limited to cash, shares or other consideration acceptable to the administrator to the extent permitted by applicable securities laws and all applicable rules and regulations of all regulatory authorities to which we are subject. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her share option for the period of time stated in his or her share option agreement, which generally will be for 365 days after a termination due to disability, 180 days after a termination due to retirement, or for 90 days following any other termination without cause or a resignation. In the case of the death of a participant before the participant’s termination of service or before the expiration of the period described in the previous sentence, the vested portion of the participant’s share option will remain exercisable for 365 days after the participant’s termination or such other date specified in the participant’s share option agreement. The share option will be forfeited immediately in the event of a termination for cause. However, in no event may a share option be exercised later than the expiration of its term except in certain circumstances where the expiration occurs during a blackout period as described more fully in the Amended and Restated 2014 Plan. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the other terms of share options.

Share Appreciation Rights. We may grant share appreciation rights under our Amended and Restated 2014 Plan. Share appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Shares between the exercise date and the date of grant. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the other terms of share appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with our Common Shares, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a share appreciation right will be no less than 100% of the fair market value per share on the date of grant. Share appreciation rights may not have a term exceeding ten years, but may be exercised later than the expiration of its term in the same circumstances where the expiration occurs during a blackout period as applies to share options, as described above. After the termination of service of an employee, director or consultant, the same expiration rules described above for share options apply to share appreciation rights.

Restricted Share Awards. We may grant restricted share awards under our Amended and Restated 2014 Plan. Restricted share awards are grants of Common Shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of restricted share awards granted to any employee, director or consultant and, subject to the provisions of our Amended and Restated 2014 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), but the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. A recipient of a restricted share award generally will have voting rights with respect to unvested Common Shares underlying such restricted share award, unless the administrator provides otherwise. Dividends or other distributions may not be paid with respect to any unvested Common Shares underlying a restricted share award. Restricted share awards that do not vest are subject to our right of repurchase or forfeiture.

Restricted Share Units. We may grant restricted share units under our Amended and Restated 2014 Plan. Restricted share units are bookkeeping entries representing an amount equal to the fair market value of one of our Common Shares. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the terms and conditions of restricted share units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment (which may consist of any combination of cash or Common Shares). However, the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Dividend equivalents may not be credited with respect to Common Shares covered by a restricted share unit award.

Performance Shares. We may grant performance shares under our Amended and Restated 2014 Plan. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of performance shares, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. Performance shares will have an initial value equal to the fair market value of our Common Shares on the grant date. The administrator has the discretion to pay earned performance shares in the form of cash, in Common Shares or in some combination thereof. Dividend equivalents may not be credited with respect to Common Shares covered by a performance share award.

Outside Directors. Our Amended and Restated 2014 Plan provides that all outside directors will be eligible to receive all types of awards (except for incentive share options) under the Amended and Restated 2014 Plan. In 2014, we implemented a formal policy pursuant to which our outside directors are eligible to receive equity awards under the Amended and Restated 2014 Plan. Our Amended and Restated 2014 Plan provides that, in any given fiscal year of ours, an outside director will not receive (i) cash-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service; and (ii) share-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service, in each case, as determined under generally accepted accounting principles.

Non-Transferability of Awards. Unless the administrator provides otherwise, our Amended and Restated 2014 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Amended and Restated 2014 Plan, the administrator will adjust the number and class of shares that may be delivered under the Amended and Restated 2014 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the Amended and Restated 2014 Plan.

Merger or Change in Control. Our Amended and Restated 2014 Plan provides that in the event of a merger or change of control, as defined under the Amended and Restated 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. Please see the section captioned "Director Compensation—Equity Compensation under the Director Compensation Policy" for information on the treatment of director awards in the event of a merger or change of control.

Amendment and Termination. The administrator will have the authority to amend, suspend or terminate the Amended and Restated 2014 Plan provided such action does not impair the existing rights of any participant. Our Amended and Restated 2014 Plan will automatically terminate in 2030, unless we terminate it sooner pursuant to the provisions of the Amended and Restated 2014 Plan.

Clawback Awards granted under the Amended and Restated 2014 Plan will be subject to recoupment in accordance with any clawback policy that the Corporation is required to adopt pursuant to applicable laws. Our Board may require other, recovery or recoupment provisions as the Board deems necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares.

2019 Inducement Equity Incentive Plan

On September 9, 2019, the Board adopted the 2019 Inducement Plan. The 2019 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The 2019 Inducement Plan was terminated in connection with the shareholder approval of the Amended and Restated 2014 Plan in June 2020, and the 2019 Inducement Plan will continue to govern the terms and conditions of outstanding stock options granted thereunder.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the 2019 Inducement Plan prior to its termination was 400,000 Common Shares and, as of December 31, 2022, options to purchase 119,300 Common Shares were issued and outstanding and, due to the termination of the 2019 Inducement Plan, no Common Shares remained available for future issuance under new equity awards. Any Common Shares for which a stock option is exercised reduce the number of Common Shares available for issuance. No further options will be granted under the 2019 Inducement Plan.

Inducement Awards. The 2019 Inducement Plan provided for the grant of equity-based awards, including share options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the 2019 Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the Amended and Restated 2014 Plan does not permit exchange programs (which includes repricings), while the 2019 Inducement Plan permitted certain exchange programs if shareholder approval for such exchange programs was obtained, and the 2019 Inducement Plan does not contain the same prohibition on dividend equivalents on restricted share units as contained in the Amended and Restated 2014 Plan, and dividends may be paid on restricted shares, provided that the Common Shares will be subject to the same restrictions on transferability and forfeitability as the Common Shares subject to the restricted share award with respect to which they were paid..

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the 2019 Inducement Plan could only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Corporation, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

Stock Option Plan

Our Stock Option Plan was initially adopted by our Board and shareholders in June 1999. Our Stock Option Plan permitted the grant of stock options to our directors, officers and other Service Providers (as defined in the Stock Option Plan). Our Stock Option Plan was most recently amended and restated in September 2014. In connection with our IPO in November 2014, we terminated our Stock Option Plan with respect to any future grant of stock options and as such, no other securities will be granted pursuant to the Stock Option Plan; however, our Stock Option Plan will continue to govern the terms and conditions of outstanding stock options granted thereunder.

Authorized Shares. The maximum aggregate number of our Common Shares reserved for issuance under the Stock Option Plan prior to its termination was 7,800,000 Common Shares and, as of December 31, 2022, options to purchase 194,643 Common Shares were issued and outstanding and, due to the termination of the 2019 Inducement Plan, no Common Shares remained available for future issuance under new equity awards. Any Common Shares for which a stock option is exercised reduce the number of Common Shares available for issuance.

Plan Administration. Subject to the provisions of our Stock Option Plan, our Board has the power to determine the directors, officers and other Service Providers to whom stock options may be granted; to determine terms and conditions of stock options; and to extend the period of time following an optionee’s termination of service within which the optionee’s stock option may be exercised.

Stock Options. The per share exercise price of each stock option equals the market price of our Common Shares on the date of grant, and each stock option has a term of up to ten years, subject to earlier termination upon an optionee’s termination of service. After an optionee’s termination of service, the optionee generally may exercise his or her stock option, to the extent vested as of such date of termination, (i) until 5:00 p.m. Vancouver time on the date of termination if the optionee’s service was terminated for cause (as determined by us in our sole discretion), (ii) for 365 days following a termination of the optionee’s service due to death or disability, or (iii) 90 days following a termination of the optionee’s service for any other reason (or, for non-employee members of our Board, 24 months following a termination of the optionee’s service as a director). In no event may a stock option be exercised later than the expiration of its term except in certain circumstances where the expiration occurs during a blackout period as described in greater detail in the Stock Option Plan. Our Board determined the remaining terms and conditions of a stock option, as our Board, in its discretion, deemed to be consistent with the Stock Option Plan. The specific terms of any grant of shares are set forth in an award agreement between us and the recipient.

Transferability. Optionees may not assign their stock options or their rights under the Stock Option Plan.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Stock Option Plan, our Board may make proportional adjustments to the number of Common Shares that may be delivered under the Stock Option Plan and/or the number and price of shares covered by each outstanding stock option.

Merger, Dissolution, Liquidation, or other Change of Control. Our Stock Option Plan provides that in the event of a dissolution, liquidation, sale of all or substantially all of our assets; merger, consolidation, amalgamation, arrangement or reorganization in which we are not the surviving corporation; reverse merger in which we are the surviving corporation but our Common Shares are converted into other property; or an acquisition by any person, entity or group within the meaning of Section 13(d) of the Exchange Act of our securities representing at least 35% of the combined voting power entitled to vote in an election of directors, which we collectively refer to as a Change of Control, any successor corporation shall assume our obligations in respect of all outstanding stock options under our Stock Option Plan or shall substitute an equivalent stock option for all outstanding stock options under the Stock Option Plan. If a successor corporation does not assume or substitute for an outstanding stock option, then any stock options held by persons who are directors, officers, or Service Providers generally will fully vest and the time during which such stock option may be exercised shall be accelerated prior to the completion of the Change of Control. All stock options that are not assumed or are not substituted for will terminate unless exercised prior to the Change of Control. In the event of our merger into another corporation or other entity or any other Change of Control in which the stock options are assumed or substituted for by a successor corporation, the assumed stock options or the substitute stock options held by a director, officer or Service Provider will become fully vested and exercisable if, within 12 months following the Change of Control, either (i) the optionee’s service is terminated by us or the successor corporation other than for Cause (as defined in the Stock Option Plan) or (ii) the optionee resigns for Good Reason (as defined in the Stock Option Plan).

Plan Amendment. Subject to any required regulatory approval, we may amend the Stock Option Plan at any time, provided that such amendment does not impair the existing rights of any optionee under any then-outstanding option.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Under the CBCA, we may indemnify our current or former directors or officers or any other individuals who act or have acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or the other entity. The CBCA also provides that we may advance moneys to a director, officer or other individual for costs, charges and expenses reasonably incurred in connection with such a proceeding. The individual shall repay the moneys to us if indemnification of the individual is ultimately prohibited under the CBCA, as described below.

Indemnification is prohibited under the CBCA unless the individual:

•
acted honestly and in good faith with a view to our best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;
•
in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and
•
was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done.

Our by-laws require us to indemnify each of our directors, officers, former directors or officers or persons who act or acted at our request as a director or officer, or an individual acting in a similar capacity, of another body corporate to the fullest extent permitted under the CBCA. We will indemnify such individual against all costs, charges and expenses, including an amount paid to settle an action or proceeding to which the individual is made a party by reason of being or having been a director of officer of us or such body corporate. However, we shall not indemnify such individual if the individual did not act honestly and in good faith with a view to our best interests or, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual did not have reasonable grounds for believing that his or her conduct was lawful.

We have entered into indemnification agreements with each of our directors and officers. As provided by our by-laws, these agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted under the CBCA.

Our by-laws authorize us, with the approval of our Board, to purchase and maintain insurance for the benefit of any persons our Board may from time to time determine.

Certain Relationships and Related Transactions

In addition to the arrangements described below, we have also entered into the arrangements which are described where required in the section of this Circular captioned “Executive Compensation”.

Related Person Transaction Policy

Pursuant to a formal, written policy, which became effective on November 4, 2014, our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related person transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our Audit Committee. For purposes of our policy, as amended from time to time, a related person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related person had, has or will have a direct or indirect material interest, other than transactions available to all of our employees.

Exchange Agreement with entities affiliated with BVF Partners

On March 23, 2018, we entered into an exchange agreement with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund O.S., L.P., Investment 10, L.L.C. and MSI BVF SPV, L.L.C. (collectively, “BVF”), pursuant to which we issued 2,868,000 Series 1 preferred shares in exchange for 2,868,000 Common Shares (the “Exchange”). The Exchange closed on March 27, 2018 and the closing price per share of our Common Shares was $4.80 on March 26, 2018, immediately before the closing date of the Exchange. Prior to the closing of the Exchange, BVF held a number of Common Shares representing approximately 19.9% of our then outstanding Common Shares. During the year ended December 31, 2018, BVF converted 1,852,000 Series 1 preferred shares in exchange for an equal number of Common Shares. In March 2022, BVF converted its remaining 1,016,000 Series 1 preferred shares in exchange for an equal number of Common Shares.

Indebtedness of Directors and Officers

No current or former director, officer or employee of the Corporation, or any associate of any such individual, is, or was at any time during the most recently completed financial year, indebted to the Corporation, nor is any indebtedness of any such person to another entity the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.

Other Transactions

We have granted stock options to our NEOs, other executive officers and certain of our directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Xenon under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Xenon specifically incorporates this Report by reference therein.

The Audit Committee of the Board is comprised solely of independent directors and operates under a written charter which is reviewed on an annual basis and amended as necessary by the Board upon recommendation by the Audit Committee. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with all applicable requirements for corporate audit committees.

The Audit Committee is responsible for assisting the Board in serving as an oversight to Xenon’s accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with Xenon’s independent auditors without the presence of Xenon’s management.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The Corporation’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The independent auditors also are responsible for performing an independent audit of the Corporation’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to oversee and review the financial reporting process, including the Corporation’s systems of internal controls.

In overseeing the preparation of Xenon’s financial statements, the Audit Committee reviewed the financial statements and met with both management and Xenon’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB, and the Securities and Exchange Commission.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, KPMG, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG that firm’s independence.

On the basis of their reviews and discussions, the Audit Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of Xenon’s audited financial statements in Xenon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC and the securities commissions in British Columbia, Alberta and Ontario.

Effective November 15, 1999, the Corporation engaged KPMG as its independent registered public accounting firm. The decision to engage KPMG was made by the Audit Committee and the Board. The Committee and the Board have also approved, and submitted for shareholder approval, the selection of KPMG as Xenon’s independent auditors to hold office until the next annual meeting of shareholders of the Corporation.

The Audit Committee’s current charter is appended to this Circular as Schedule B.

Audit Committee of the Board
Mr. Steven Gannon (Chair)
Mr. Patrick Machado
Ms. Dawn Svoronos

ITEM 4 AND ITEM 5 – APPOINTMENT AND REMUNERATION OF AUDITOR

The Corporation proposes that KPMG be appointed as auditor of the Corporation for the ensuing year and that the Audit Committee of the Board be authorized to fix their remuneration. KPMG has been the auditor of the Corporation since November 15, 1999. Prior to KPMG being appointed as auditor of the Corporation, shareholders of the Corporation waived the appointment of an auditor. Representatives of KPMG will be present at the Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders.

The following tables set forth the aggregate fees billed to the Corporation by KPMG for professional services in fiscal years 2022 and 2021.

	2022(1)	2021(1)
Audit Fees(2)	$374,087	$355,910
Tax Fees(3)	107,596	88,090
Audit Related Fees	—	—
All Other Fees	—	—
Total	$481,683	$444,000

(1)
The dollar amounts shown in these columns have been converted from Canadian dollars to U.S. dollars. For 2022, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7692 which was the average Bank of Canada foreign exchange rate for the 2022 fiscal year. For 2021, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7980 which was the average Bank of Canada foreign exchange rate for the 2021 fiscal year.
(2)
“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Corporation’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(3)
“Tax Fees” include fees for tax compliance and tax advisory services.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the Audit Committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor. During 2022 and 2021 all services billed by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

Vote Required; Recommendation of the Board

The proposed appointment of KPMG LLP must receive votes “FOR” to pass, and to authorize the Audit Committee to fix the remuneration paid to KPMG LLP requires that a majority of the votes cast vote “FOR” to pass. Abstentions, withhold votes and broker non-votes will have no effect on the outcome of the voting on either of these proposals.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPOINTMENT OF KPMG LLP

AS AUDITOR OF THE CORPORATION

AND

A VOTE “FOR” THE REMUNERATION OF THE AUDITOR

TO BE SET BY THE AUDIT COMMITTEE OF THE BOARD

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no director, officer, shareholder holding 5% or more of our Common Shares (or any director or officer or principal shareholder thereof), nor any associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of the Corporation’s most recently completed financial year or in any proposed transaction which, in either such case, has materially affected or will materially affect the Corporation.

THIRD PARTY COMPENSATION OF DIRECTORS

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no current director or officer of the Corporation, no person who has been a director or officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year and no associate or affiliate of any of the foregoing has any other material interest, direct or indirect, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at the 2024 annual meeting of our shareholders must be received by the Corporation no later than December 29, 2023 in order to be included in the proxy materials pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2023 annual meeting of our shareholders under the provisions of the CBCA. Such shareholder proposals must be received at the principal offices of the Corporation no earlier than January 3, 2024 and no later than March 3, 2024 in order to be included in the proxy materials for such annual meeting pursuant to the requirements of the CBCA. Please see “Item 2 Election of Directors” for additional information regarding shareholder nominees to the board of directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To be Held on June 1, 2023

This Circular and our annual report for the year ended December 31, 2022 are available at http://investor.xenon-pharma.com/investor-overview.

ADDITIONAL INFORMATION

Additional information relating to the Corporation, including financial information provided in the Corporation’s annual financial statements and related management discussion and analysis for the year ended December 31, 2022, is available on http://www.sedar.com under the Corporation’s profile. We also make available, free of charge, through our website at http://investor.xenon-pharma.com/investor-overview, our annual reports, quarterly reports, current reports, proxy statements and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished with the SEC and the securities commissions in British Columbia, Alberta and Ontario. Our website and information contained therein or incorporated therein is not intended to be incorporated into this Circular.

Copies of all exhibits to the annual report for the year ended December 31, 2022, may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

Copies of the Corporation’s annual financial statements for the year ended December 31, 2022, including the auditor’s report thereon, and the Corporation’s management discussion and analysis, as well as other reports of the Corporation, may be obtained, free of charge, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding reports that we file or furnish with them electronically at http://www.sec.gov.

GENERAL

The Board is not aware of any other matters which it anticipates will come before the Meeting as of the date of mailing of this Circular. The contents and the sending of the Notice of Meeting and this Circular have been approved by the directors of the Corporation.

DATED as of April 27, 2023

/s/ Ian Mortimer

Ian Mortimer
President and Chief Executive Officer

SCHEDULE A

XENON PHARMACEUTICALS INC.

CORPORATE GOVERNANCE GUIDELINES

The following corporate governance guidelines have been approved and adopted by the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon” and, together with its subsidiaries, the “Corporation”) for the purpose of establishing the corporate governance policies pursuant to which the Board intends to conduct its oversight of the business of the Corporation in accordance with its fiduciary responsibilities.

A.
Role of the Board

The role of the Board is to oversee the performance of the Chief Executive Officer (“CEO”) and other senior management and to assure that the best interests of shareholders are being served and that all such officers are creating a culture of integrity throughout the Corporation. To satisfy this responsibility, the directors are expected to take a proactive approach to their duties and function as active monitors of corporate management. Accordingly, the directors provide oversight in the formulation of the long-term strategic, financial and organizational goals of the Corporation and of the plans designed to achieve those goals. In addition, the Board reviews and approves standards and policies to ensure that the Corporation is committed to achieving its objectives through the maintenance of the highest standards of responsible conduct and ethics and to assure that management carries out their day-to-day operational duties in a competent and ethical manner. Furthermore, the Board or a Board committee will identify and document the financial risks and other risks, including cybersecurity, data privacy and environmental, social and governance, or ESG, risks that the Corporation faces in the course of its business and work with management to monitor and control the identified risks. The Board reports to the shareholders of the Corporation.

The day-to-day business of the Corporation is carried out by its employees, managers and officers, under the direction of the CEO and the oversight of the Board, to enhance the long-term value of the Corporation for the benefit of shareholders. The Board and management also recognize that creating long term enterprise value is advanced by considering the interests and concerns of other stakeholders, including the Corporation’s employees, customers, creditors and suppliers as well as the community generally.

The Board understands that effective directors act on an informed basis after thorough inquiry and careful review, appropriate in scope to the magnitude of the matter being considered. The directors know their position requires them to ask probing questions of management and outside advisors. The directors also rely on the advice, reports and opinions of management, counsel and expert advisers. In doing so, the Board evaluates the qualifications of those it relies upon for information and advice and also looks to the processes used by managers and advisors in reaching their recommendations. In addition, the Board has the authority to hire outside advisors at the Corporation’s expense if they feel it is appropriate.

B.
Selection of Chair of the Board and CEO

The Board shall appoint the Chair of the Board on an annual basis and shall fill the CEO position based upon the Board’s view of what is in the best interests of the Corporation. The CEO and Chair may, but need not be, the same person.

C.
Lead Independent Director

In order to facilitate communication between management and the independent directors, in the event that the Chair of the Board is not an independent Director, the Board should elect a “Lead Independent Director”, who will have the responsibility to schedule and prepare agendas for meetings of independent directors. The Lead Independent Director will communicate with the CEO, disseminate information to the rest of the Board in a timely manner and raise issues with management on behalf of the independent directors when appropriate. In addition, the Lead Independent Director may have other responsibilities, including calling meetings of independent directors when necessary and appropriate, being available, when appropriate, for consultation and direct communication with the Corporation’s shareholders, building a productive relationship between the Board and the CEO, ensuring that the Board fulfills its oversight responsibilities in Corporation strategy, risk oversight and succession planning, and performing such other duties as the Board may from time to time designate. All members of the Board are encouraged to communicate with the CEO. As long as the Chair of the Board is an independent, non-employee director, the “Lead Independent Director” responsibility may be assigned to the Chair.

D.
Committees

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The Board will continue to delegate substantial responsibilities to each committee, and each committee should consist solely of independent directors, as defined by the rules of The Nasdaq Stock Market (“Nasdaq Rules”) and applicable Canadian securities laws, and in the case of the Audit Committee as defined by the rules and regulations of the Securities and Exchange Commission (“SEC Rules”) and applicable Canadian securities laws. The members of these committees shall also meet the other membership criteria specified in the respective charters for these committees. Additional committees may be formed from time to time as determined by the Board.

E.
Assignment of Committee Members

Committees should be appointed (or re-appointed), and chairs of each committee designated, by the full Board, upon recommendation by the Nominating and Corporate Governance Committee, annually. While the composition of the committees of the Board should be looked at each year in making certain that these committees are not stagnant or without fair representation, it is the Board’s belief that continuity of experience in the specific functions of these committees provides a significant benefit to the shareholders and to management.

F.
Frequency and Length of Committee Meetings

Each committee chair, in consultation with committee members, will determine the frequency and length of meetings of his or her committee, considering all relevant factors such as the committee’s mandate, nature of current committee business to be discussed and the like. Notwithstanding the foregoing, each committee shall meet at least as frequently as is required by the applicable charter adopted by the Board for such committee. Moreover, the committee chair should feel free to call additional committee meetings at times other than the scheduled meetings of the full Board.

G.
Committee Charters and Agendas

Each committee shall have its own charter, which will set forth the purpose, membership requirements, authority and responsibilities of the committee. Annually, the chair of each committee should review the existing committee charter and determine, in consultation with the rest of the committee, whether any amendments are required. Committee charters should be within the scope of authority granted by the Board and should be approved by the Board. The chair of the committee, in consultation with appropriate members of management and staff, should develop the overall annual agenda to the extent it can be foreseen. In addition, each committee chair should prepare an agenda prior to each committee meeting and should consult with appropriate members of management for additional items which should be included in the agenda. Any committee of the Board is authorized to engage its own outside advisors at the Corporation’s expense, including legal counsel or other consultants, as required, provided that the committee shall promptly advise the full Board of such engagement.

The charters of the Corporation’s committees will be available on the Corporation's website at www.xenon-pharma.com and will be made available to shareholders on written request.

H.
Code of Conduct, Conflicts of Interests, Related Person Transactions and Complaints Process

The Nominating and Corporate Governance Committee and Audit Committee shall periodically review and approve the Corporation’s Code of Business Conduct and Ethics, which is applicable to directors, officers and employees; consider questions of possible conflicts of interest of directors and corporate officers; review actual and potential conflicts of interest (including corporate opportunities) of directors and corporate officers; and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity; in each case in accordance with their respective charters. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest. Directors shall disclose any such interests to the Board in advance of Board deliberation on the topic.

The Audit Committee shall review and approve any proposed related person transactions in compliance with the Corporation’s policies and Nasdaq Rules and must report material related person transactions to the full Board and review and approve the Corporation’s procedures for handling complaints regarding accounting or auditing matters.

I.
Board Meetings and Agenda Items

The Board shall have no less than four regularly scheduled meetings each year at which it reviews and discusses leadership continuity, management development, management reports on the performance of the Corporation, its plans and prospects, as well as more immediate issues facing the Corporation. If independent, the Chair of the Board will set the agenda for and act as chair for each Board meeting. If the Chair of the Board is not independent, as determined in accordance with the SEC Rules and applicable Canadian securities laws, the Lead Independent Director will help set the agenda and may act as chair for each Board meeting or portions of such meeting. Each director is free to suggest inclusion of items on the agenda. A representative from the Corporation’s outside counsel may be invited by the Board, when appropriate, to attend all or a portion of Board meetings. The Board will review the Corporation’s long-term strategic plans during at least one Board meeting per year.

J.
Board Materials Distributed in Advance

To the extent possible, information and data which is important to the Board’s understanding of matters to be discussed at the meeting and the current status of the Corporation’s business should be distributed to the Board a sufficient number of days before the meeting to enable the directors to read and prepare for the meeting.

K.
Board, Committee and Shareholder Meetings

Directors are expected to prepare for, attend, and actively participate in all Board and committee meetings. As a general rule, preparation material on specific subjects should be sent to the directors in advance so that the Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. Each director will review thoroughly the materials provided in connection with each Board and committee meeting and be adequately prepared for each meeting. On those occasions when the subject matter is too sensitive to be distributed, the subject will have to be introduced at the meeting. The Corporation strongly encourages directors to attend the annual meeting of shareholders.

L.
Regular Attendance of Management at Board Meetings

It is anticipated that certain members of management (e.g., the Chief Financial Officer, Chief Legal Officer and such other members of the executive staff as the CEO may from time to time designate) will attend Board meetings on a regular basis. Other members of management and staff will attend meetings and present reports from time to time. Specifically, the Board encourages management to schedule managers to be present at Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas. It is understood that Corporation personnel and others attending Board meetings may be asked to leave the meeting in order for the Board to meet in executive session.

M.
Executive Sessions of Independent Directors and Audit Committee

It is the policy of the Board to regularly have separate meeting times for independent directors without management. Such meetings should be held at least twice per year, following regularly scheduled meetings and at such other times as requested by an independent director. The Chair of the Board or the Lead Independent Director, as appropriate, shall preside at executive sessions.

In addition, the Audit Committee of the Board should meet periodically with the Corporation’s outside auditors without management present at such times as it deems appropriate.

N.
Board Access to Corporation Management

Directors should have full access to members of management, either as a group or individually, and to Corporation information that they believe is necessary to fulfill their obligations as directors. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Corporation.

O.
Board Compensation Review

The Compensation Committee should conduct an annual review of director compensation. This review will include input from the Corporation’s Human Resources department and may include input from outside consultants in order to evaluate director compensation compared to other companies of like size in the industry. Any change in Board compensation should be approved by the Board after recommendation from the Compensation Committee. Ownership of shares by the directors is encouraged. Board members who are also employees shall not be separately compensated for their service on the Board.

P.
Size of the Board

The size of the Board is established in accordance with the Corporation’s By-laws, subject to the minimum and maximum number of directors set out in the Corporation’s Articles of Continuance and under applicable corporate and securities laws. The size of the Board may vary based upon the size of the business and the availability of qualified candidates. Board size should facilitate active interaction and participation by all directors. The Board will review from time to time the appropriateness of its size.

Q.
Composition of Board

The Board believes that, so long as the Corporation does not qualify as a “controlled company” under the rules of Nasdaq, as a matter of policy there should be a majority of independent directors on the Board. Within that policy, the mix of directors should provide a range of expertise and perspective in areas relevant to the Corporation’s business.

R.
Board Definition of “Independence” for Directors

A director shall be considered “independent” for purposes of serving on the Board if he or she meets the criteria for independence established by applicable securities laws and the Nasdaq Rules. A director shall be considered “independent” for purposes of serving on a Board committee based on the definition of independence used in that committee’s charter, which shall conform to any requirements established for such a committee by the Nasdaq Rules, any applicable SEC Rules and any applicable Canadian securities laws.

S.
Board Membership Criteria and Selection

When assessing Board composition, identifying suitable candidates for appointment to the Board or recommending a slate of directors for shareholder approval, the Nominating and Corporate Governance Committee will consider candidates using objective criteria, including without limitation issues of character, judgment, independence, expertise, corporate experience, length of service, understanding of the Corporation’s business, other commitments and the like, and the composition of the Board, having due regard to the benefits of diversity and the needs of the Board. For purposes of this policy, diversity includes business experience, geography, age, gender, visible minorities, Aboriginal peoples, persons with disabilities, sexual orientation and other personal characteristics. Selection of new directors requires recommendation of a candidate by the Nominating and Corporate Governance Committee to the full Board, which has responsibility for naming new members in the event of a vacancy or expansion of the Board between annual meetings of shareholders.

It is the policy of the Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with the Articles of Continuance, as amended, and the By-laws of the Corporation and applicable laws, including the SEC Rules and applicable Canadian securities laws. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Corporation and providing the information required in the Corporation’s By-laws. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at the Corporation’s annual meeting of shareholders must meet the deadlines and other requirements set forth in the Corporation’s By-laws, the SEC Rules, and applicable Canadian securities laws.

T.
Notifying a Director of Non-Inclusion on a Proposed Slate of Directors

Any proposal to decrease the size of the Board, or to substitute a new director for an existing director, should be made first by the Nominating and Corporate Governance Committee, then approved by the full Board. After receipt of a recommendation from the Nominating and Corporate Governance Committee, the Chair of the Board or the Lead Independent Director should notify the director of such recommendation prior to the meeting of the Board at which the slate of nominees is proposed to be approved.

U.
Assessing Board and Committee Performance

The Nominating and Corporate Governance Committee should establish an annual process for permitting the Board and each committee to conduct an assessment of its performance during the prior year. This assessment should focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. Each committee and the full Board will consider and discuss the findings of the assessments.

The Board will, in conjunction with the Nominating and Corporate Governance Committee, assess the participation, contributions and effectiveness of the Chair, and individual board members on an annual basis.

V.
Annual Election of Directors

Directors shall be subject to election at each annual meeting of shareholders in accordance with the Corporation’s By-laws. The Board shall fill vacancies or add new directors as provided in the Corporation’s By-laws and in accordance with applicable Canadian corporate laws.

W.
Director Orientation and Continuing Education

Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Corporation’s business as well as an introduction to the Corporation’s senior management. Further, the Corporation encourages directors to participate in continuing education programs focused on the Corporation’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors.

X.
Formal Evaluation and Compensation of the CEO and Other Executive Officers

The formal evaluation of the CEO and the other executive officers should be made in the context of annual compensation review by the Compensation Committee, with appropriate input from other directors, and should be communicated to the CEO by the Chair of the Board or the Lead Independent Director and the chair of the Compensation Committee.

Y.
Succession Planning

The Nominating and Corporate Governance Committee, in consultation with the full Board, is primarily responsible for succession planning for the CEO, any other key members of the executive management team and the directors. Succession planning can be critical in the event the CEO, other key executive management team members or directors should cease to serve for any reason, including resignation or unexpected disability.

Z.
Board Interaction with Third Parties

The Board believes that management speaks for the Corporation. Individual directors may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation, but it is expected that directors would do this with knowledge of management and, in most instances, only at the request of management.

In cases where shareholders wish to communicate directly with the non-management directors, messages can be sent by mail to Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attn: Chief Financial Officer. The Chief Financial Officer will forward the messages to the appropriate committee of the Board or non-management director.

The Corporation’s directors should not accept any gift of value that indicates an intent to influence improperly the normal business relationship between the Corporation and any supplier, customer or competitor.

AA.
Formulation of Strategy

The Board should provide oversight to management in formulating corporate strategy.

BB.
Periodic Review of Guidelines

The Nominating and Corporate Governance Committee and the Board should review these guidelines at least annually.

SCHEDULE B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

XENON PHARMACEUTICALS INC.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon,” and together with its subsidiaries, the “Corporation”) in fulfilling its responsibilities for generally overseeing:

A.
The Corporation’s accounting and financial reporting processes and internal control over financial reporting, as well as the audit and integrity of the Corporation’s financial statements.
B.
The qualifications and independence of the Corporation’s registered public accounting firm (the “independent auditor”).
C.
The performance of the Corporation’s independent auditor, and, if the Corporation maintains an internal audit function, the performance of such internal audit function.
D.
The Corporation’s compliance with applicable law (including U.S. federal and Canadian securities laws and other legal and regulatory requirements).
E.
Risk assessment and risk management.

The Audit Committee is also responsible for preparing the report required by Securities and Exchange Commission (“SEC”) rules to be included in Xenon’s proxy statement for the annual meeting of shareholders, and for performing such other duties and responsibilities as are enumerated in or consistent with this charter.

COMPOSITION

1.
Membership and Appointment. The Audit Committee shall consist of at least three members of the Board. Members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion.
2.
Qualifications. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):
a)
Each member of the Audit Committee shall meet the independence standards established by the SEC and the securities exchange on which Xenon is listed, as determined by the Board after consideration of all factors determined to be relevant under the rules and regulations of the SEC and the securities exchange on which Xenon’s securities are listed.
b)
Each member of the Audit Committee must be able to read and understand fundamental financial statements and otherwise must comply with all financial literacy requirements of the securities exchange on which Xenon is listed and all other applicable securities laws.
c)
At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. A person who satisfies the definition of “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K will also be presumed to have financial sophistication.
d)
At least one member of the Audit Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, as determined by the Board in accordance with SEC rules.
e)
No member of the Audit Committee shall have participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the prior three years.
f)
Each member of the Audit Committee shall have such other qualifications as are established by the Board from time to time, or as required by applicable law or the rules and regulations of the SEC or the securities exchange on which Xenon is listed.
3.
Chair. The Board may designate a chair of the Audit Committee. In the absence of that designation, the Audit Committee may designate a chair by majority vote of the Audit Committee members.

RESPONSIBILITIES

The following are the principal recurring responsibilities of the Audit Committee. The Audit Committee may perform such other functions as are consistent with its purpose and applicable law, rules and regulations and as the Board or the Audit Committee deem appropriate. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

1.
Select and Hire the Independent Auditor. Subject to any required approval by the shareholders of the corporation, the Audit Committee shall be directly responsible for appointing, compensating, retaining, overseeing and, where appropriate, replacing the independent auditor. The independent auditor will report directly to the Audit Committee. The Audit Committee shall have sole authority to approve the hiring and discharging of the independent auditor, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. At least annually, the Audit Committee shall receive an audit engagement letter and either execute it on behalf of the Corporation or, if the Audit Committee or its chair are not appropriate parties to sign the letter, acknowledge the letter and agree to the terms of engagement. The Audit Committee shall also appoint, retain, compensate, oversee and, where appropriate, replace any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.
2.
Supervise and Evaluate the Independent Auditor. The Audit Committee shall:
a)
Oversee and, at least annually, evaluate the work of the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, which evaluation shall include a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall review, in consultation with the independent auditor, the annual audit plan and scope of audit activities and monitor such plan’s progress.
b)
Review and resolve any disagreements that may arise between management and the independent auditor or any other independent registered public accounting firm regarding internal control over financial reporting or financial reporting.
c)
At least annually, obtain and review a report by the independent auditor that describes (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit performed by the independent auditor, and any steps taken to deal with any such issues.
d)
Communicate directly with the independent auditors, and, if the Corporation maintains an internal audit function, the internal auditors.
3.
Evaluate the Independence of the Independent Auditor. The Audit Committee must ensure the independence of the independent auditor. The Audit Committee shall:
a)
Review and discuss with the independent auditor the written independence disclosures required by the applicable requirements of the Public Company Accounting Oversight Board or other regulatory body.
b)
Review and discuss with the independent auditor on a periodic basis (not less frequently than on an annual basis) any other relationships or services (including permissible non-audit services) that may affect its objectivity and independence.
c)
After reviewing the foregoing disclosures and relevant relationships or services, evaluate the independent auditor’s independence.
d)
Oversee and assure the rotation of the independent auditor’s lead audit and concurring partners and the rotation of other audit partners, with applicable time-out periods, in accordance with applicable law.
e)
Take any other appropriate action to oversee the independence of the Corporation’s independent auditor.
4.
Approve Audit and Non-Audit Services and Fees. The Audit Committee shall (i) review and approve, in advance, the scope and plans for the audits and the audit fees and (ii) approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor, that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

5.
Review and/or Approve Financial Statements. The Audit Committee shall review, and approve as applicable, and discuss the following with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as applicable:
a)
The scope and timing of the annual audit of the Corporation’s financial statements.
b)
The Corporation’s annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q, as applicable, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in Xenon’s Form 10-K, and the related press releases, and approve the inclusion of the quarterly unaudited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Xenon’s quarterly reports on Form 10-Q, and the related press releases.
c)
The results of the independent audit and the quarterly reviews, and the independent auditor’s opinion on the audited financial statements.
d)
The reports and certifications regarding internal control over financial reporting and disclosure controls and procedures.
e)
Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting principles.
f)
Analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
g)
The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.
h)
Any significant changes required or taken in the audit plan as a result of any material control deficiency.
i)
Any problems or difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the auditor’s activities or on access to requested information, and management’s response.
j)
Any significant disagreements between management and the independent auditor.
6.
Reports and Communications from the Independent Auditor. The Audit Committee shall review and discuss reports from the independent auditor concerning the following:
a)
Critical accounting policies and practices to be used by the Corporation.
b)
Alternative treatments of financial information within GAAP that the auditor has discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor if different from that used by management.
c)
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
d)
Other matters required to be communicated to the Audit Committee under generally accepted auditing standards and other legal or regulatory requirements.
7.
Audit Committee Report. The Audit Committee shall prepare the report of the Audit Committee that SEC rules require to be included in Xenon’s annual proxy statement.
8.
Earnings Press Releases and Earnings Guidance. The Audit Committee shall review all earnings press releases before Xenon publicly discloses this information, and discuss with management and the independent auditors corporate policies with respect to earnings press releases (with particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as corporate policies with respect to financial information and earnings guidance provided to the public, analysts and ratings agencies.
9.
Internal Controls. The Audit Committee shall review and discuss with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, the adequacy and effectiveness of the Corporation’s internal controls, including any changes, significant deficiencies or material weaknesses in those controls reported by the independent auditor, the internal auditors or management and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, that involves management or other Corporation employees who have a significant role in the Corporation’s internal controls. The Audit Committee shall also review and discuss with management and the independent auditors, disclosure relating to the Corporation’s internal controls, the independent auditor’s report on the Corporation’s internal control over financial reporting (if applicable) and required management certifications to be included in or attached as exhibits to Xenon’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, as applicable.

10.
Disclosure Controls and Procedures. The Audit Committee shall review and discuss the adequacy and effectiveness of the Corporation’s disclosure controls and procedures. The Audit Committee must be satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information and must periodically assess the adequacy of those procedures.
11.
Internal Audit. If the Corporation determines to implement or maintain an internal audit function, the Audit Committee shall:
a)
Review and approve the overall objectives, scope, organizational structure, responsibilities, resources and activities of the internal audit function.
b)
Review and concur in the appointment or, if applicable, the reassignment or dismissal of the senior internal auditing executive.
c)
Review and discuss with management and the internal auditors the process used in developing the internal audit plan, the scope of the internal audit plan, significant changes in the planned scope of the internal audit plan and the coordination of the internal audit plan with the independent audit.
d)
Discuss with the independent auditor the responsibilities, budget and staffing of the Corporation’s internal audit function.
e)
Review and discuss with the internal auditors the results of the internal audit, significant issues in internal audit reports and responses by management.
f)
Review and discuss the performance and effectiveness of the internal audit function.
g)
Communicate directly with the internal auditors.
12.
Legal and Regulatory Compliance. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor (i) the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s code of business conduct and ethics, compliance with the Foreign Corrupt Practices Act of 1977, and similar anticorruption legislation, and compliance with export control regulations and (ii) reports regarding compliance with applicable laws, regulations and internal compliance programs. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Audit Committee shall discuss with the Corporation’s Chief Financial Officer any legal matters that may have a material impact on the financial statements or the Corporation’s compliance procedures.
13.
Complaints. The Audit Committee shall establish and oversee procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or audit matters, as well as for confidential and anonymous submissions by the Corporation’s employees concerning questionable accounting or auditing matters.
14.
Risks. The Audit Committee shall review and discuss with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, the Corporation’s major financial, including investment and foreign exchange, cybersecurity and data privacy risk exposures and the steps management has taken to monitor and control those exposures, including the Corporation’s guidelines and policies with respect to risk assessment and risk management.
15.
Related Person Transactions. The Audit Committee shall review the Corporation’s related person transaction policy, and shall review and oversee all transactions between the Corporation and a related person (as defined in Item 404 of Regulation S-K), in accordance with such policies and procedures.
16.
Hiring of Auditor Personnel. The Audit Committee shall set hiring policies with regard to employees and former employees of the present and former independent auditor and oversee compliance with such policies.

The function of the Audit Committee is primarily one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for assisting the Board in overseeing the conduct of these activities by management and the independent auditor. The Audit Committee is not responsible for providing any expert or special assurance as to the financial statements or the independent auditor’s work. It is recognized that the members of the Audit Committee are not full-time employees of the Corporation, that it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and that each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

MEETINGS AND PROCEDURES

1.
Meetings.
a)
The Audit Committee will meet at least once each fiscal quarter (with additional meetings as it deems necessary or appropriate) at such times and places as the Audit Committee determines. The chair of the Audit Committee shall preside at each meeting. The chair will approve the agenda for the Audit Committee’s meetings and any member may suggest items for consideration. If a chair is not designated or present, an acting chair may be designated by the Audit Committee members present. The Audit Committee may act by unanimous written consent (which may include electronic consent) in lieu of a meeting, which shall constitute a valid action of the Audit Committee if it has been executed by each Audit Committee member and shows the date of execution. Any written consent will be effective on the date of the last signature or electronic consent, as the case may be, and will be filed with the minutes of the meetings of the Board.
b)
The Audit Committee shall cause to be kept written minutes of its proceedings, which minutes will be filed with the minutes of the meeting of the Board.
c)
The Audit Committee shall meet periodically with members of management as deemed appropriate, the head of the internal audit department, if applicable, and the independent auditor in separate executive sessions. Each regularly scheduled meeting of the Audit Committee will conclude with an executive session of the Audit Committee absent members of management.
d)
The Audit Committee may invite to its meetings any director, officer or employee of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities, including non-management directors who are not members of the Audit Committee
2.
Reporting to the Board of Directors. The Audit Committee shall report regularly to the Board with respect to the Audit Committee’s activities, including any significant issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance of the internal audit function or the performance and independence of the Corporation’s independent auditor, as applicable.
3.
Authority to Retain Advisors. The Audit Committee shall have the authority to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Audit Committee shall set the compensation, and oversee the work of, any independent counsel or other advisors retained by it. The Corporation will provide appropriate funding, as determined by the Audit Committee, to pay the independent auditor, any other registered public accounting firm and any independent counsel and any other outside advisors hired by the Audit Committee and any administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its activities.
4.
Subcommittees. The Audit Committee may form subcommittees for any purpose that the Audit Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit Committee deems appropriate. If designated, each such subcommittee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Audit Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Audit Committee as a whole.
5.
Committee Charter Review. The Audit Committee shall review and reassess the adequacy of this charter annually and shall submit any recommended changes to the charter to the Board for approval.
6.
Performance Review. The Audit Committee shall review and assess the performance of the Audit Committee on an annual basis.
7.
Authority to Investigate. In the course of its duties, the Audit Committee shall have authority, at the Corporation’s expense, to investigate any matter brought to its attention.
8.
Attorneys’ Reports. The Audit Committee shall receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S., Canadian, or other foreign federal, state, provincial or local law. The Audit Committee shall establish procedures for the confidential receipt, retention and consideration of any attorney report.
9.
Access. The Audit Committee shall be given full access to the chair of the Board, management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as well as the Corporation’s books, records, facilities and other personnel.
10.
Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board (or a committee thereof) in its sole discretion. Members of the Audit Committee may not receive any compensation from the Corporation except the fees that they receive for service as a member of the Board or any committee thereof.

XENON PHARMACEUTICALS INC.

Proxy Form - Annual Meeting of Shareholders of Xenon Pharmaceuticals Inc. (the “Corporation”)

held on June 1, 2023 (the “Meeting”)

Notes to Proxy

1. This proxy must be signed by a holder or his or her or its attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the common shares of the Corporation (the “Common Shares”) are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the Common Shares are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. A shareholder has the right to appoint a person to attend and act for him or her or it and on his or her or its behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management’s nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. A person appointed as your proxyholder must be present at the Meeting to vote.

4. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of Common Shares they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries. Some holders may own Common Shares as both a registered and a beneficial holder; in which case you may receive more than one Proxy Statement and Management Information Circular and will need to vote separately as a registered and beneficial holder.

5. If Common Shares are held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of Common Shares indicated on the proxy.

6. This proxy confers discretionary authority on the person appointed hereby to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy and any other matters which may properly come before the Meeting or any adjournment or postponement thereof.

All holders should refer to the Proxy Statement and Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of the management and the Board of Directors of the Corporation.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

XENON PHARMACEUTICALS INC.

June 1, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

FAX AND EMAIL - You may alternatively fax your proxy to 718-765-8730 or scan and email to proxy@amstock.com.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from other countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Complete, sign, date and mail your proxy card in the envelope provided.

ONLINE AT THE MEETING – To vote during the Meeting, please visit https://web.lumiagm.com/254509977 and log in with your control number. The password will be “xenon2023” (case sensitive).
ALL PROXIES MUST BE RECEIVED BY 11:59 P.M. (EDT) ON MAY 30, 2023.				COMPANY NUMBER

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
ACCOUNT NUMBER
MANAGEMENT RECOMMENDS VOTING “FOR” ALL OF THE FOLLOWING ITEMS.
1. Election of Directors	FOR	AGAINST
Simon Pimstone	☐	☐

Appointment of Proxyholder

I/We being holder(s) of Common Shares of Xenon Pharmaceuticals Inc. (the “Corporation”), hereby appoint Ian Mortimer, President and Chief Executive Officer of the Corporation or failing him, Sherry Aulin, Chief Financial Officer of the Corporation OR, instead of any of the foregoing

Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the direction provided on all the foregoing matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Corporation to be held at 11:30 a.m. PDT on June 1, 2023, to be held virtually via live webcast at https://web.lumiagm.com/254509977, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Request for Financial Statements

In accordance with Canadian securities regulations, shareholders may elect to receive Interim Financial Statements and related MD&As, and may elect to not receive Annual Financial Statements and related MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am a shareholder of the Corporation, and as such request the following:

Annual Financial Statement with MD&A ☐

(Mark this box if you would NOT like to receive the Annual Financial Statements and related MD&A)

Interim Financial Statement with MD&A ☐

(Mark this box if you would like to receive the Interim Financial Statements and related MD&A)

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 718-765-8730

Dawn Svoronos	☐	☐
Mohammad Azab	☐	☐
Steven Gannon	☐	☐
Elizabeth Garofalo	☐	☐
Pat Machado	☐	☐
Ian Mortimer	☐	☐
Gary Patou	☐	☐
2. Compensation of Named Executive Officers	FOR	AGAINST	ABSTAIN
Approve, on an advisory basis, the compensation of the Corporation’s named executive officers	☐	☐	☐
4. Appointment of Auditor	FOR	WITHOLD
Appoint KPMG LLP as Auditor	☐	☐
5. Remuneration of Auditor	FOR	AGAINST	ABSTAIN
Authorizing the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the Auditor	☐	☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR all of the foregoing items by any of the proxyholders appointed by management of the Corporation or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/we authorize you to vote as you see fit.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:		Signature of Shareholder	Date:

Note : Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. All proxies must be received by 11:59 P.M. EDT on Monday, May 30, 2023.